As filed with the Securities and Exchange Commission on May 25, 2011

1933 Act File No. 333-172654

1940 Act File No. 811-22530

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO. 5	☒
POST-EFFECTIVE AMENDMENT NO.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 5	☒

Salient MLP & Energy Infrastructure Fund

(Exact Name of Registrant as Specified in Charter)

4265 San Felipe, Suite 800

Houston, Texas 77027

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (713) 993-4675

A. Haag Sherman

Salient MLP & Energy Infrastructure Fund

4265 San Felipe, Suite 800

Houston, Texas 77027

(Name and Address of Agent for Service)

Copies of Communications to:

George J. Zornada K&L Gates LLP One Lincoln Street Boston, Massachusetts 02111	Richard H. Kronthal Andrews Kurth LLP 450 Lexington Avenue New York, New York 10017

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.     ☐

It is proposed that this filing will become effective (check appropriate box):     ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)(2)(3)
Common Shares of Beneficial Interest, $0.01 par value per share	5,400,000	$25.00	$135,000,000	$15,673.50

(1)	Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.
(2)	Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.
(3)	Fee previously paid in connection with the initial filing filed on March 7, 2011 and the third pre-effective amendment to the Registration Statement filed on May 19, 2011.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registrant Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	DATED MAY 25, 2011

             SHARES

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

COMMON SHARES

$25.00 per share

The Fund and Our Investment Objective. Salient MLP & Energy Infrastructure Fund (the “Fund,” “we,” “us,” or “our”) is a newly-organized, non-diversified, closed-end management investment company. Our investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions (“Distributions”) to our shareholders. There can be no assurance that the Fund will achieve its investment objective. We seek to provide our shareholders with a tax-efficient vehicle to invest in a portfolio of energy infrastructure companies that own midstream and other energy assets. Capitalized terms, not otherwise defined herein, have the meanings ascribed to them in the Glossary of Key Terms on page ii of this prospectus.

Investment Strategies. We seek to achieve our investment objective by investing at least 80% of our total assets in securities of MLPs and Energy Infrastructure Companies (as defined below). We anticipate that the majority of our investments will consist of investments in Midstream MLPs and Midstream Energy Infrastructure Companies (as defined below).

Tax Matters. We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC. As a RIC, we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our shareholders as dividends. See “Tax Matters.”

Investment Adviser. We are managed by Salient Capital Advisors, LLC, a Texas limited liability company (“SCA”), which is a registered investment adviser and, with its affiliates, is a leading investment adviser to other management investment companies and closed-end funds. As of April 28, 2011, SCA and its affiliates managed assets of approximately $17.5 billion, including $250 million in MLPs and Energy Infrastructure Companies.

No Prior Trading History. Because the Fund is newly organized, its common shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value, which may increase investor risk of loss. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

(continued on next page)

It is anticipated that the Fund’s common shares will be approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. The trading or “ticker” symbol of the Fund’s common shares is expected to be “SMF.”

Investing in the Fund’s common shares involves certain risks. You could lose some or all of your investment. See “Risk Factors” beginning on page 24 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total(1)
Public offering price		$25.00
Sales load(2)		$1.125
Proceeds, after expenses, to the Fund(3)	$

(1)	The Fund has granted the underwriters an option to purchase up to additional shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load and proceeds, after expenses, to the Fund will be approximately $ , $ and $ , respectively. See “Underwriting.”
(2)	SCA, the adviser to the Fund, has agreed to pay from its own assets a structuring fee to Stifel, Nicolaus & Company, Incorporated. This fee is not reflected under the “sales load” in the table above. See “Underwriting.”
(3)	Total offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $ , which represents $ per share, which will reduce the “Proceeds, after expenses, to the Fund.” SCA has agreed to pay all organizational expenses and the amount by which the aggregate of all our offering costs (other than sales load) exceeds $0.05 per share.

The underwriters expect to deliver the shares to purchasers on or about             , 2011.

Stifel Nicolaus Weisel	RBC Capital Markets	Morgan Keegan

Oppenheimer & Co.	Baird	BB&T Capital Markets

Davenport & Company LLC	J.J.B. Hilliard, W.L. Lyons, LLC	Ladenburg Thalmann & Co. Inc.
Madison Williams and Company Maxim Group LLC	Wedbush Securities Inc.	Wunderlich Securities

Prospectus dated                     , 2011

Distributions. We intend to make regular Distributions of cash to our common shareholders out of legally available funds. Our Distributions, if any, will be determined by our Board of Trustees (the “Board”). We expect to declare our initial Distribution within 45 to 60 days following the completion of this offering and pay such initial Distribution approximately 90 days after the completion of this offering. There is no assurance we will continue to pay regular Distributions or that we will do so at a particular rate. See “Distributions” and “Tax Matters.”

Leverage. We generally will seek to enhance our total returns through the use of financial leverage, which may include the use of bank debt and other forms of borrowings (“Indebtedness”) and the issuance of senior securities or preferred shares (“Leverage Instruments” and, together with Indebtedness, “Financial Leverage”). Under normal market conditions, our policy is to utilize Financial Leverage in an amount that represents approximately 25% of our total assets, including proceeds from such Financial Leverage. However, based on market conditions at the time, we may use Financial Leverage in amounts that represent greater than 25% leverage to the extent permitted by the Investment Company Act of 1940, as amended. There is no assurance that we will utilize Financial Leverage or, if Financial Leverage is utilized, that it will be successful in enhancing the level of our total return. We do not intend to use Financial Leverage until the proceeds of this offering are substantially invested in accordance with our investment objective. We currently anticipate that we will be able to invest the net proceeds of this offering in accordance with our investment objective within three to six months after the completion of this offering. We may, thereafter, use Financial Leverage. See “Use of Leverage—Effects of Leverage,” “Risk Factors—Risks Related to Our Business and Structure—Use of Leverage,” and “Description of Common Shares.”

You should read this prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated             , 2011, as it may be amended (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI (the table of contents of which is on page 77 of this prospectus), annual and semi-annual reports to shareholders (when available), and additional information about the Fund by calling toll-free at (800) 809-0525, or by writing to the Fund at 4265 San Felipe, Suite 800, Houston, Texas 77027 or visiting the Fund’s website (www.             ). The information contained in, or accessed through, the Fund’s website is not part of this prospectus. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Fund’s annual and semi-annual reports (when available) and other information regarding the Fund, are also available on the SEC’s website (www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0112.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus does not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will advise investors of any material changes to the extent required by applicable law.

i

GLOSSARY OF KEY TERMS

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this prospectus. These definitions may not correspond to standard sector definitions.

“Energy Infrastructure Companies” means companies that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

“General Partner MLPs” means Master Limited Partnerships whose assets consist of ownership interests of an affiliated Master Limited Partnership (which may include general partner interests, incentive distribution rights, common units and subordinated units).

“Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Energy Infrastructure Companies” means companies, other than Midstream MLPs, that own and operate Midstream Assets. Such companies are not structured as Master Limited Partnerships and are taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets. Midstream MLPs also include (a) MLPs that provide transportation and distribution services of energy related products through the ownership of marine transportation vessels, (b) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (c) MLP Affiliates of Midstream MLPs.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Energy Infrastructure Companies.

“MLPs” means entities that are structured as Master Limited Partnerships and their affiliates and includes Midstream MLPs, other energy MLPs, and MLP Affiliates.

“MLP Affiliates” means affiliates of Master Limited Partnerships substantially all of whose assets consist of units or ownership interests of an affiliated Master Limited Partnership (which may include general partner interests, incentive distribution rights, common units and subordinated units) and are structured as C Corporations. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“Other Energy Infrastructure Companies” means Energy Infrastructure Companies, excluding MLPs and Midstream Energy Infrastructure Companies.

ii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our common shares. You should carefully read the entire prospectus, including the documents incorporated by reference into it, particularly the section entitled “Risk Factors” beginning on page 24, and our Statement of Additional Information. Except where the context suggests otherwise, the terms the “Fund,” “we,” “us,” and “our” refer to Salient MLP & Energy Infrastructure Fund; and “SCA” or the “Adviser” refers to Salient Capital Advisors, LLC, a Texas limited liability company; “Salient” collectively refers to SCA and its other affiliates, including SCA’s manager, Salient Capital Management, LLC, a Delaware limited liability company (“SCM”), and SCA’s parent company, Salient Partners, L.P., a Delaware limited partnership (“SPLP”). The common shares of beneficial interest offered pursuant to this prospectus are referred to herein as “common shares.” Unless otherwise defined herein, the Glossary of Key Terms on page ii herein provides the definitions of certain key terms used in this prospectus. Unless otherwise indicated, this prospectus assumes that the underwriters’ over-allotment option will not be exercised.

THE FUND

Salient MLP & Energy Infrastructure Fund is a newly organized Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT OBJECTIVE

Our investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions (“Distributions”) to our shareholders. We seek to achieve that objective by investing at least 80% of our total assets in securities of MLPs and Energy Infrastructure Companies. We expect that the majority of our portfolio investments will be in securities of Midstream MLPs and Midstream Energy Infrastructure Companies. There can be no assurance that we will achieve our investment objective. See “Investment Objective and Policies.”

OUR INVESTMENT ADVISER

SCA, our investment adviser, is responsible for providing us with portfolio investment services, implementing and administering our investment strategy and providing management and administrative assistance in connection with our operations. SCA is a wholly-owned subsidiary of SPLP, and SCA is a SEC-registered investment adviser. As of April 28, 2011, SCA and its affiliates managed assets of approximately $17.5 billion, including $250 million in MLPs and Energy Infrastructure Companies. Salient advises 1940 Act registered closed-end fund complexes with approximately $5.5 billion in assets under management as of April 28, 2011.

Salient and its principals have invested in Midstream MLPs and Midstream Energy Infrastructure Companies since 2003, and Salient has developed an understanding of the North American energy markets that we believe enables it to identify and take advantage of attractive investment opportunities in the Midstream Sector as well as in other MLPs and Energy Infrastructure Companies. In addition, Salient’s senior professionals have many long-term relationships with industry managers, which we believe gives Salient an important advantage in making portfolio management decisions and sourcing and structuring private investments.

Pursuant to our investment management agreement, we have agreed to pay SCA, as compensation for the services rendered by it, a management fee equal on an annual basis to 1.20% of our average monthly total assets, computed and paid monthly. During the first 24 months of our investment activities following the completion of this offering, SCA has contractually agreed to waive or reimburse us for a portion of its management fee in an amount equal on an annual basis to 0.20% of our average monthly total assets. See “Management—Investment Adviser.”

INVESTMENT POLICIES

Under normal market conditions:

•	We will invest at least 80% of our total assets in securities of MLPs and Energy Infrastructure Companies.
•

We will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares, preferred shares and convertible securities in MLPs, Energy Infrastructure Companies, Midstream MLPs, Midstream Energy Infrastructure Companies and Other Energy Infrastructure Companies.

•

We may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited Partnerships. This limit does not apply to securities issued by MLP Affiliates, which are not treated as publicly traded partnerships for federal income tax purposes, or investments made into Master Limited Partnerships by any subsidiary corporation taxable under Subchapter C of the Internal Revenue Code of 1986, as amended (the “Code”), owned by us (“subsidiary C corporation”).

•

We may invest up to but not more than 25% of our total assets into subsidiary C corporations which in turn may invest up to 100% of their assets into equity or debt securities of Master Limited Partnerships.

•	We will invest at least 50% of our total assets in securities of Midstream MLPs and Midstream Energy Infrastructure Companies.
•

We may invest up to but not more than 50% of our total assets in unregistered or otherwise restricted securities of MLPs and Energy Infrastructure Companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 10% of our total assets may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

•

We may invest up to but not more than 25% of our total assets in debt securities of Energy Infrastructure Companies. Up to but not more than 15% of our total assets may be invested in unrated debt securities. The balance of such debt investments may be invested in securities which are rated, at the time of investment, at least Baa (or an equivalent rating) by a nationally recognized ratings agency at the time of investment. For the purposes of determining if an investment satisfies this test, we will look to the highest credit rating on such debt investment.

•	We may invest up to but not more than 10% of our total assets in any single issuer other than any subsidiary C corporation owned by us.
•

We may utilize financial leverage, which may include the use of bank debt and other forms of borrowings (“Indebtedness”) and the issuance of senior securities or preferred shares (“Leverage Instruments” and, together with Indebtedness, “Financial Leverage”) and expect to utilize Financial Leverage in an amount that represents approximately 25% of our total assets. However, based on market conditions at the time, we may use Financial Leverage in amounts that represent greater than 25% of our total assets to the extent permitted by the 1940 Act. See “Use of Leverage,” below.

The percentage limitations applicable to our portfolio described above apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of MLPs and Energy Infrastructure Companies, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy. We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.

The following represents the currently anticipated initial target allocations for the portfolio within three to six months after completion of the Fund’s offering:

•	Equity Investments in publicly-traded Midstream MLPs: 25%
•	Equity Investments in publicly-traded Midstream MLPs through the subsidiary C corporation: 25%
•	Equity Investments in publicly-traded MLP Affiliates: 20%
•	Private Investments in pre-IPO Midsteam MLPs and Midstream Energy Infrastructure Companies: 10%
•	Equity Investments in Midstream Marine Companies(1): 10%
•	Investments in Debt Securities of Energy Infrastructure Companies: 5%
•	Equity Investments in other Energy Infrastructure Companies that are publicly traded: 3%

(1)	As used herein, midstream marine companies are limited partnerships that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats).

The target allocations are currently anticipated to be invested among approximately 30 to 40 investment holdings.

Target allocations are subject to change. There is no assurance that the target allocations will be achieved, and actual ranges may be significantly different than that shown here. You should keep in mind that the securities markets are volatile and unpredictable. These target allocations are based on current market conditions, which will fluctuate and may be superseded by subsequent market events or for other reasons.

USE OF LEVERAGE

As noted above, we generally will seek to enhance our total returns through the use of Financial Leverage, which may include the use of Indebtedness or the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Financial Leverage in an amount that represents approximately 25% of our total assets. However, based on market conditions at the time, we may use Financial Leverage in amounts that represent greater than 25% of our total assets to the extent permitted by the 1940 Act. We may not be leveraged at all times and the amount of Financial Leverage, if any, may vary depending on a variety of factors, including the costs that we would incur as a result of leverage, market conditions and available investment opportunities. Financial Leverage creates a greater risk of loss, as well as potential for more gain, for our common shares than if leverage is not used. We do not intend to use Financial Leverage until the proceeds of this offering are substantially invested in accordance with our investment objectives. We currently anticipate that we will be able to invest the net proceeds of this offering in accordance with our investment objective within three to six months after the completion of this offering. We may, thereafter, use Financial Leverage. Certain forms of Financial Leverage may have seniority over our common shares. See “Use of Leverage.”

Because our Adviser’s management fee is based upon a percentage of our total assets, our Adviser’s fee will be higher if we employ Financial Leverage. Therefore, our Adviser will have a financial incentive to use Financial Leverage, which may create a conflict of interest between our Adviser and our common shareholders.

There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is used. The use of Financial Leverage involves significant risks. See “Risk Factors—Risks Related to Our Business and Structure—Use of Leverage.”

HEDGING AND OTHER STRATEGIES

We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Financial Leverage. Such interest rate swaps would principally be used to protect us against higher costs on our Financial Leverage resulting from increases in both short-term and long-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

We also may use various hedging and other risk management strategies to seek to manage various risks including market, credit and tail risks. Such hedging strategies would be utilized to seek to protect the value of our portfolio, for example, against possible adverse changes in the market value of securities held in our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes and entering into total return swap contracts. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

We may use arbitrage and other strategies to try to generate additional return and protect the downside risk of the portfolio. As part of such strategies, we may purchase call options or put options and enter into total return swap contracts. A total return swap is a contract between two parties designed to replicate the economics of directly owning or shorting a security. We may enter into total return swaps with financial institutions related to equity investments in certain Master Limited Partnerships and Canadian Income Trusts (as defined in the SAI).

In addition, we may engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio or sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” We do not presently intend to short securities in the portfolio, and do not intend in the future, to the extent short sale transactions occur, to have a net short position that exceeds 30% of our total assets.

To a lesser extent, we currently expect to write call options for the purpose of generating realized gains or reducing our ownership of certain securities. We typically will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

We may invest a portion of our assets in shares of initial public offerings (“IPOs”), consistent with our investment objectives and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as such fund’s asset size increases, which could reduce such fund’s returns. IPOs may not be consistently available to us for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, we may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

CHARACTERISTICS OF THE MIDSTREAM SECTOR

For the reasons discussed below, we believe that the returns for securities issued by companies in the Midstream Sector have the potential to be more attractive on a risk-adjusted basis than investments in other industries.

•

Stable cash flows. Our investments will be focused on companies that have relatively stable cash flows. In particular, we believe that a substantial portion of the revenues generated by Midstream MLPs and Midstream Energy Infrastructure Companies are derived from customer contracts that are fee-based and have limited commodity price risk. In addition, the fees or tariffs that many Midstream MLPs and Midstream Energy Infrastructure Companies charge their customers are often regulated at the federal or state level, and are often subject to escalation based on the rate of inflation.

•

MLPs have a track record of distribution stability and distribution growth. As of March 31, 2011, MLPs provided an average annual yield of 6.07%. This yield was calculated based on the simple arithmetic average of the individual yields of all energy infrastructure MLPs as of such date (the “MLP universe”). In addition, from 2000 through 2010, the annual distributions for MLPs increased at an average annual rate of approximately 7.20%. We continuously monitor for potential MLP investment candidates. Historical performance is not a guarantee of future results.

•

High barriers to entry. Due to the high cost of construction and the extensive time required to obtain all of the necessary environmental and regulatory approvals to construct new Midstream Assets, the barriers to enter the Midstream Sector are high. As a result, an existing network of Midstream Assets may be difficult to replicate. These barriers to entry create a competitive advantage for existing Midstream MLPs and Midstream Energy Infrastructure Companies with significant operations.

•

Strategically important assets with market opportunity for growth. Midstream MLPs and Midstream Energy Infrastructure Companies operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity that are necessary for providing consumers access to energy-related products. The long-lived assets these companies operate help transport energy from its point of production to its end user. In addition, shifts in domestic supply locations have created the need for additional Midstream Assets. We believe that Midstream MLPs and Midstream Energy Infrastructure Companies are well-positioned to build these necessary assets at attractive rates of return. See “Market Opportunity” for a more complete discussion on this topic.

COMPETITIVE STRENGTHS

We believe that Salient is particularly qualified and positioned to identify attractive investments in MLPs and Energy Infrastructure Companies due to the following:

•

Market knowledge, industry relationships and sourcing network. Salient is centrally located in Houston, Texas near major organizations and assets in the Midstream Sector. It is also located near Energy Infrastructure Companies and MLPs that operate other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity. Several of its senior professionals are multi-generation Houstonians. Because of the relationships that Salient’s senior professionals have developed with management teams in MLPs and Energy Infrastructure Companies, we believe that we will have access to investment opportunities in our target markets. In addition, we believe that Salient’s market knowledge, experience and industry relationships will enable it to recognize long-term trends in the Midstream Sector and to identify differences in value among individual investment opportunities.

•

Research expertise. Salient’s investment team includes individuals with extensive fundamental research expertise. We believe that this expertise will enable our Adviser to identify investments that offer superior potential for income and capital appreciation. In addition, Salient maintains proprietary financial forecast models for a number of the MLPs in the MLP Universe and other Energy Infrastructure Companies that meet the investment criteria for the Fund.

•

Hedging Expertise. Salient’s investment team has considerable experience in hedging MLP portfolios and currently manages in excess of $150 million in MLP long/short hedge fund assets. The team has experience hedging against interest rate, equity risks and credit risks as part of its overall hedging strategy. In addition, Salient’s Chief Investment Officer has extensive experience hedging multi-billion dollar institutional investment portfolios and will work closely with the investment team to implement the Fund’s top-down hedging strategy.

•

Access to investments typically unavailable to retail investors. In addition to publicly traded MLPs and Energy Infrastructure Companies, the Fund may invest up to 50% of its total assets in MLPs and Energy Infrastructure Companies through direct placements in unregistered or otherwise restricted securities. In addition, up to 10% of the Fund’s total assets may be invested in equity securities of privately held companies. Direct placements and investments in privately held companies offer the potential for increased returns, but are usually available only to a limited number of institutional investors, like the Fund.

•

Potential benefits from collective exposure to investments in the sector compared to directly holding such investments. The Fund seeks to provide an efficient vehicle through which the Fund’s holders may invest in MLPs and Energy Infrastructure Companies. An investment in the Fund offers investors several advantages compared to direct investments in the sector, including the following:

•	Broad exposure. An investment in the Fund offers through a single investment vehicle broader exposure among investments in the sector than would be possible individually for most investors.
•

Simplified tax reporting. Investors in the Fund, while gaining exposure to multiple investments in the sector, will receive a single Form 1099, while direct investors would receive a Schedule K-1 from each Master Limited Partnership in which they invest. Direct investors also may be required to file state income tax returns for multiple states in which the Master Limited Partnership operates, while investors in the Fund will not be required to file state income tax returns in any state in which they are not otherwise required to file tax returns.

•

Potential for inclusion in IRAs and other retirement accounts. Because the Fund’s distributions are not considered unrelated business taxable income (“UBTI”), IRAs, 401(k) plans and other employee benefit plans may invest in the Fund without the adverse tax consequences that would arise from a direct investment in Master Limited Partnerships by such investors.

•

Certain potential benefits for non-U.S. investors. A non-U.S. shareholder generally would not be subject to regular net based U.S. federal income tax and associated return filing requirements as a result of an investment in the Fund, provided that the non-U.S. shareholder’s investment in the Fund is not effectively connected with the shareholder’s conduct of a trade or business in the U.S., although U.S. withholding taxes will apply to Fund distributions to such shareholders. Non-U.S. shareholders would generally be subject to regular net based U.S. federal income tax on income from direct investments in MLPs that are treated as effectively connected with a U.S. trade or business.

MARKET OPPORTUNITY

MLPs and Energy Infrastructure Companies have experienced rapid growth since 1994, expanding to 73 registered Master Limited Partnerships as of December 31, 2010, with a total market capitalization of $220 billion according to FactSet. Even with the advances in energy conservation over recent years, U.S. energy consumption is estimated to grow by 20.47% from 2011 to the year 2035 according to the U.S. Energy Information Administration (the “EIA”), Annual Energy Outlook 2011, April 2011.

As a result of rapid technological advances in the methods for extracting oil and natural gas, we believe that substantial amounts of new Midstream Assets will need to be built in the United States and Canada. We also believe that these trends are supportive for the future growth of the Midstream Sector, providing a broad range of attractive investment opportunities for the Fund.

Over the last decade, technological advances in the exploration for and production of oil and natural gas have resulted in a substantial increase in both reserves and production. The new technology includes a combination of advances in exploration, drilling and completion techniques that allow development of new and previously uneconomic oil and natural gas reservoirs. Because these reserves are produced from reservoirs that were not economic under conventional extraction methods, these reserves are known as “unconventional reserves.” Examples of these unconventional reserves in the United States include the Barnett Shale, Haynesville Shale, Woodford Shale, Fayetteville Shale, Eagle Ford Shale, Marcellus Shale and Bakken Shale.

Unconventional reserves are expected to play an increasing role in supplying the future needs for natural gas in the United States. The EIA expects that in 2035, natural gas produced from shale reserves will provide 24% of the natural gas consumed in the United States, up from 6% in 2008. We believe that domestic exploration and production companies will more than double capital spending on unconventional reserves in coming years, which will help facilitate the expected growth in natural gas production.

Largely as a result of the increase in unconventional reserves, there has been a significant increase in the total proven supply of natural gas in the United States. From 2003 to 2008, the EIA’s estimate of natural gas reserves rose by almost 30%. In addition to being a plentiful resource, we believe that natural gas provides a step towards energy independence, as domestic natural gas production is equal to approximately 90% of domestic natural gas consumption. Adding to the importance of natural gas is its potential to reduce the environmental impact of burning fossil fuels. Natural gas is the cleanest of all the fossil fuels, with carbon dioxide emissions far lower than that of coal and oil. Natural gas emits fewer overall pollutants than other fossil fuels, and an increased reliance on natural gas in lieu of consuming other fossil fuels can potentially reduce total emission of those pollutants.

Technological advances have also impacted expected domestic production of oil. North Dakota, Montana, and Saskatchewan (Canada) have recently seen growth in the production of oil from the Bakken Shale. Further growth will require additional infrastructure in the region. In 2008, the U.S. Geological Survey (“USGS”) released an assessment that estimated the Bakken Shale to hold up to 4.3 billion barrels of recoverable oil. This estimate is a 25-fold increase from the USGS’s 1995 estimate. Technological improvements have also accelerated the development of Canadian oil sands. Due to the growth of production from the Canadian oil sands, as of March 30, 2011, Canada was the largest exporter of oil to the United States. It is expected that the Canadian oil sands will generate substantial additional infrastructure needs, as the Canadian oil sands may represent as much as 1.7 trillion barrels of hydrocarbons, which is the largest petroleum resource in the world.

The increased importance of unconventional reserves creates a unique market opportunity for the Midstream Sector, providing a need for substantial energy infrastructure capital expenditures in coming years. A natural gas market study commissioned in 2009 by the Interstate Natural Gas Association of America Foundation noted that to accommodate the geographical shift of natural gas production from mature basins to relatively new areas, it expects a range of investment from $133 to $210 billion of new natural gas Midstream Assets and that the United States and Canada will need approximately 29,000 to 62,000 miles of additional natural gas pipeline and 300 to 370 billion cubic feet of additional storage capacity by 2030. While a substantial portion of such investment will be made by Midstream MLPs, a portion of such investment also will be made by Midstream Energy Infrastructure Companies, some of which will eventually be contributed to or purchased by the Midstream MLPs after such projects are complete. We believe that these trends support future growth of the Midstream Sector and will provide attractive investment opportunities for the Fund.

Salient believes that Master Limited Partnerships represent a timely investment opportunity for total return given both their tax-advantaged distributions and the potential for capital appreciation over time. Master Limited Partnerships combine the tax benefits associated with limited partnerships with the liquidity of publicly traded securities. The Adviser believes that investments in Master Limited Partnerships also offer potential portfolio diversification benefits, based upon their low historical correlations to equities, bonds and commodities.

THE OFFERING

Common shares offered by us	shares, excluding common shares issuable pursuant to the over-allotment option granted to the underwriters. You must purchase at least 100 common shares ($2,500) in order to participate in this offering.

Common shares to be outstanding after this offering	shares, excluding common shares issuable pursuant to the over-allotment option granted to the underwriters.

NYSE symbol	It is anticipated that our common shares will be approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. The trading or “ticker” symbol of our common shares is expected to be “SMF.”

Use of proceeds	The net proceeds of the offering of common shares will be approximately $ ($ if the underwriters exercise the over-allotment option in full) after payment of the estimated offering expenses of $ and the deduction of the underwriting discount. We currently anticipate that we will be able to invest substantially all of the net proceeds in securities that meet our investment objective and policies within three to six months after the completion of this offering, and we may thereafter use Financial Leverage. It may take up to three to six months to invest the proceeds of this offering for several reasons, including (i) the depth of the trading market for any given Master Limited Partnership, MLP, Energy Infrastructure Company, Midstream MLP, Midstream Energy Infrastructure Company and Other Energy Infrastructure Company and the trading volume of securities for such companies; (ii) the lack of availability of suitable investments; and (iii) delays in completing direct investments in Master Limited Partnerships, MLPs, Energy Infrastructure Companies, Midstream MLPs, Midstream Energy Infrastructure Companies and Other Energy Infrastructure Companies.

Pending such investments, we anticipate either investing the net proceeds of this offering in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high-quality, short-term or long-term debt obligations or money market instruments. The delay in anticipated use of proceeds could lower the return on our common shares in the first year of investment operations and reduce the amount of cash available to make distributions. See “Use of Proceeds.”

Distributions

Commencing with our initial Distribution, we intend to make regular Distributions of cash to our common shareholders. Such Distributions will be authorized by our Board of Trustees and declared by us out of funds legally available therefore. We expect to declare our initial Distribution approximately 45 to 60 days following completion of this offering and to pay such initial Distribution approximately 90 days after the completion of this offering.

There is no assurance that we will continue to pay regular Distributions or that we will do so at a particular rate.

We expect that only a portion of the cash payments that we receive from our investments will constitute investment company taxable income. The balance will be return of capital from such investments. We cannot predict with respect to a given quarter how much of our investment company taxable income will be included in the Distribution we make for that quarter. However, we intend to pay to common shareholders on an annual basis at least 90% of our investment company taxable income. Distributions may also include cash received as return of capital from our portfolio investments or return of our investors’ capital.

Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require us to provide a written statement accompanying payment from any source other than our income that adequately discloses the source or sources of such payment. Thus, if our capital was the source of a Distribution, and the payment amounted to a return of capital, we would be required to provide written notice to that effect. Nevertheless, shareholders who periodically receive Distributions from us may be under the impression that such payments are made from our income, when, in fact, they are not. The amount of our Distribution that constitutes a return of capital represents a return of a shareholder’s original investment in our shares. Accordingly, shareholders should carefully read any written disclosure accompanying a Distribution and should not assume that the source of payment is our income.

Various factors will affect the levels of cash that we receive from our investments, as well as the amounts of income and return of capital represented by such cash. To permit us to maintain a more stable Distribution, we may distribute less or more than the entire amount of cash that we receive from our investments in a particular period. Any undistributed cash would be available to supplement future Distributions, and until distributed would add to our net asset value. Correspondingly, once distributed, such amounts will be deducted from our net asset value. See “Distributions.”

Federal income tax status

We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, under the Code. As a RIC, we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our shareholders. To qualify as a RIC and maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute in each of our taxable years at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of assets legally available for distribution. If, in any year, we fail to qualify as a RIC under the applicable tax laws, we would be taxed as an ordinary corporation. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and make substantial Distributions before requalifying as a RIC that is accorded special tax treatment. See “Tax Matters.”

Under the current tax diversification rules applicable to RICs, we may directly invest up to 25% of our total assets in equity or debt securities of Master Limited Partnerships that are treated as “qualified publicly traded partnerships” under the Code. In order to increase our investments in Master Limited Partnerships, we may invest in one or more subsidiary C corporations that invest in Master Limited Partnerships. Any such subsidiary C corporation will be subject to federal corporate income tax on its income, regardless of whether such income is distributed to us. For a more complete discussion of our portfolio composition, see “Investment Objective and Policies.”

Shareholder tax features

Excluding the impact of any realized gains or realized losses, we expect that a portion of our Distributions to our common shareholders may constitute a non-taxable return of capital distribution. If we distribute investment company taxable income from current and accumulated earnings and profits (which includes realized gains or realized losses, if any) as computed for federal income tax purposes, such Distributions will generally be taxable to shareholders in the current period as ordinary income for federal income tax purposes. If such Distributions exceed our current and accumulated earnings and profits as computed for federal income tax purposes, such excess Distributions will constitute a non-taxable return of capital to the extent of a common shareholder’s basis in our common shares and will result in a reduction of such basis. To the extent such excess exceeds a common shareholder’s basis in our common shares, such excess will be taxed as capital gain. A “return of capital” represents a return of a shareholder’s original investment in our shares, and should not be confused with a dividend from earnings and profits. Upon the sale of common shares, our common shareholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by our common shareholder and our common shareholder’s federal income tax basis in our common shares sold, as adjusted to reflect return of capital. We may also make distributions of net capital gains in the form of capital gain dividends, which generally will be taxable to shareholders as long-term capital gain for federal income tax purposes. See “Tax Matters.”

Risk considerations	Investing in our securities involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in our securities offered hereby.

NO OPERATING OR TRADING HISTORY

The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating or public trading history. Being a newly organized company, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment could decline substantially.

INVESTMENT AND MARKET RISK

An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. An investment in our common shares is not intended to constitute a complete investment program and should not be viewed as such. The value of the securities in which we invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your investment in our common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our Distributions.

MARKET DISCOUNT RISK

Shares of closed-end management investment companies frequently trade at prices lower than their net asset value.

DILUTION RISK

Any increase in the number of our outstanding common shares in a future offering will cause dilution for existing shareholders, may put downward pressure on the market price of our common shares, will cause the voting power of shareholders to be diluted and may cause our per share distribution to decrease.

NON-DIVERSIFIED STATUS

Risk is increased to the extent we invest in securities of a small number of issuers. Credit, market and other risks may be more pronounced for us than for a fund that is more diversified.

MIDSTREAM SECTOR RISK

Certain risks inherent in investing in Energy Infrastructure Companies include changes in the supply and demand for natural resources, depletion of reserves, changes in governmental regulations, changes in commodity prices, inability to consummate acquisitions or realize the benefits therefrom, dependency on affiliates, the occurrence of significant natural or man-made catastrophes, terrorist activities, government instability and the occurrence of extreme weather conditions.

DELAY IN USE OF PROCEEDS

We intend to invest the proceeds of this offering in accordance with our investment objective within three to six months after the closing of this offering. Investments may be delayed and may take up to six months if suitable investments are unavailable at the time, if we are unable to secure firm commitments for direct investments, if market conditions and trading volumes of the securities of Midstream MLPs and Midstream Energy Infrastructure Companies in which we intend to invest are not favorable at the time, or for other reasons.

CASH FLOW RISK

A substantial portion of the cash flow received by us is derived from our investment in equity securities of Energy Infrastructure Companies. The amount of cash that any such company has available to pay its equity holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations.

INTEREST RATE RISK

The yields for equity securities of MLPs and certain Midstream MLPs and Midstream Energy Infrastructure Companies are susceptible in the short-term to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise. Rising interest rates could adversely impact the financial performance of energy companies by increasing their cost of capital.

CAPITAL MARKETS RISK

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors. As a result, the cost of raising capital in the debt and equity capital markets has increased while the ability to raise capital from those markets has diminished. If funding is not available when needed, or is available only on unfavorable terms, Energy Infrastructure Companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, Energy Infrastructure Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

TAX RISKS

Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions we receive from the equity securities in which we invest, a factor over which we have no control. If a MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate and the amount of cash available for distribution by the MLP would be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain).

EQUITY SECURITIES RISK

Equity securities for Energy Infrastructure Companies may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which we have exposure.

DEBT SECURITIES RISKS

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, and, depending on their quality, other special risks.

RISKS ASSOCIATED WITH AN INVESTMENT IN IPOs

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile.

PRIVATELY HELD COMPANY RISK

Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, our Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under—“Liquidity Risk” below.

LIQUIDITY RISK

Securities with limited trading volumes may display volatile or erratic price movements. Therefore, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices.

INTEREST RATE HEDGING RISK

Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. Our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our interest rate risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate.

CONCENTRATION RISK

The focus of our portfolio on a specific industry or industries within the Midstream Sector may present more risks than if our portfolio were broadly diversified over numerous sectors of the economy.

INFLATION RISK

As inflation increases, the real value of our common shares and distributions that we pay declines.

PORTFOLIO TURNOVER RISK

Our annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us.

DERIVATIVES RISK

The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. In addition, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

SHORT SALES RISK

A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase.

USE OF LEVERAGE

Under normal market conditions, our policy is to utilize Financial Leverage, which may include the use of Indebtedness or the issuance of Leverage Instruments, in an amount that represents approximately 25% of our total assets, including proceeds from such Financial Leverage. However, based on market conditions at the time, we may use Financial Leverage in amounts that represent greater than 25% leverage to the extent permitted by the Investment Company Act of 1940, as amended. Certain forms of Financial Leverage may have seniority over our common shares.

Financial Leverage represents the leveraging of our common shares. Leverage is a technique that could adversely affect our common shareholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Financial Leverage exceed the costs of such Financial Leverage, the use of leverage could cause our net asset value to decline. When Financial Leverage is used, the net asset value and market value of our common shares will be more volatile. There is no assurance that our use of Financial Leverage will be successful.

MANAGEMENT RISK; DEPENDENCE ON KEY PERSONNEL OF SALIENT

Our portfolio is subject to management risk because it is actively managed. Our Adviser applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results. We depend upon Salient’s key personnel for our future success and upon their access to certain individuals and investments in the Midstream Sector. The departure of any of our portfolio managers or the senior management of Salient could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that SCA will remain our investment adviser or that we will continue to have access to Salient’s industry contacts and deal flow.

CONFLICTS OF INTEREST OF SALIENT

Conflicts of interest may arise because Salient and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Salient or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades.

RISK OF OWNING SECURITIES OF AFFILIATES

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies which, depending on SEC interpretations, may result in restrictions being imposed on the size of positions that may be taken for us or on the type of investments that we could make.

COMPETITION RISK

There are a limited number of other companies, including other publicly traded investment companies and private funds, which may serve as alternatives to us for investment in a portfolio of companies in the Midstream Sector.

VALUATION RISK

Market prices may not be readily available for any restricted or unregistered investments in public companies or investments in private companies made by the Fund. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ carrying value or may have to delay their sale in order to do so.

ANTI-TAKEOVER PROVISIONS

Provisions of our Declaration of Trust and Bylaws could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our shareholders. As a result, these provisions may deprive our common shareholders of opportunities to sell their common shares at a premium over the then current market price of our common shares.

TAX RISKS

In addition to other risk considerations, an investment in our common shares will involve certain tax risks, including the risk that Master Limited Partnerships in which we invest will be classified as corporations rather than as partnerships for federal income tax purposes (which may reduce our return and negatively affect the net asset value of our common shares), the risk that we could fail to qualify as a RIC, and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect us or the MLPs and other portfolio companies in which we invest. The federal, state, local and foreign tax consequences of an investment in and holding of our common shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

Tax Risk of Subsidiary C corporations. We expect to increase the portion of our assets that we can invest, directly and indirectly, in Master Limited Partnerships by holding certain of these investments through a wholly owned taxable subsidiary C corporation. Although, as a RIC, dividends received by us from this taxable subsidiary and distributed to our shareholders will not be subject to federal income taxes at the RIC level, the taxable subsidiary will generally be subject to federal and state income taxes on its income, including any income the taxable subsidiary may recognize on the sale of an interest in a Master Limited Partnership that it holds. As a result, the net return to us on such investments that are held by the subsidiary will be reduced to the extent that the subsidiary is subject to income taxes.

In calculating our daily net asset value in accordance with generally accepted accounting principles, we will account for the deferred tax liability and/or asset balances of our subsidiary C corporation. The subsidiary C corporation will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities of MLPs considered to be return of capital. Upon the subsidiary C corporation’s sale of a portfolio security, the subsidiary C corporation will be liable for previously deferred taxes. Any deferred tax liability balance of the subsidiary C corporation will reduce our net asset value.

See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Tax Risks” and “Risk Factors— Risks Related to Our Business and Structure—Tax Risks” for more information on these risks.

Distribution reinvestment plan	We have adopted a distribution reinvestment plan for our common shareholders. Our plan, which will become effective upon the closing of this offering, is an “opt out” distribution reinvestment plan. As a result, if we declare a Distribution, then our common shareholders’ cash Distributions will be automatically reinvested in additional common shares, unless they specifically elect to receive cash. Common shareholders who receive Distributions in the form of common shares will be subject to the same federal, state and local tax consequences as common shareholders who elect to receive their Distributions in cash. See “Distribution Reinvestment Plan.”

Trading at a discount	The common shares of closed-end investment companies frequently trade at prices lower than their net asset value. We cannot assure you that our common shares will trade at a price higher than or equal to our net asset value. In addition, our net asset value will be reduced immediately following this offering by the underwriting discount and our offering costs. The possibility that our common shares may trade at a discount to our net asset value is separate and distinct from the risk that our common shares’ net asset value may decline. In addition to net asset value, the market price of our common shares may be affected by such factors as the Distributions we make, which are in turn affected by expenses, the stability of our Distributions, liquidity and market supply and demand. See “Risk Factors,” “Description of Capital Structure” and “Closed-end Fund Structure; Repurchase of Common Shares and Conversion to Open-end Fund.” Our common shares are designed primarily for long-term investors, and you should not purchase our common shares if you intend to sell it shortly after purchase.

Custodian	U.S. Bank N.A. will act as custodian of our securities and other assets. See “Custodian.”

Transfer Agent and Administrator	U.S. Bancorp Fund Services, LLC will act as our transfer agent, dividend-paying agent and administrator. See “Transfer Agent and Administrator.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this prospectus include statements as to:

•	our operating results;
•	our business prospects;
•	our expected investments and the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•

the ability of the MLPs, Energy Infrastructure Companies, Midstream MLPs, Midstream Energy Infrastructure Companies and Other Energy Infrastructure Companies in which we invest to achieve their objectives;

•	our use of Financial Leverage;
•	our tax status;
•	the tax status of the MLPs in which we intend to invest;
•	the adequacy of our cash resources and working capital; and
•

the timing and amount of distributions, dividends and interest income from the MLPs, Energy Infrastructure Companies, Midstream MLPs, Midstream Energy Infrastructure Companies and Other Energy Infrastructure Companies in which we intend to invest.

The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained in this prospectus, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

FEES AND EXPENSES

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. The table below assumes the use of Financial Leverage in an amount equal to 25% of our total assets and shows our expenses as a percentage of net assets attributable to our common shares. We caution you that the percentages in the table below indicating annual expenses are estimates and may vary from actual results.

Shareholder Transaction Expenses:
Sales Load Paid (as a percentage of offering price)(1)	4.50%
Offering Expenses (as a percentage of offering price)(2)	0.20%
Distribution Reinvestment Plan Fees(3)	0.00%

Total Shareholder Transaction Expenses (as a percentage of offering price)	4.70%

Percentage of Net Assets Attributable to Common Shares

(Assumes Financial Leverage is Used)(4)

Annual expenses:
Management fees(5)	1.60%
Leverage costs(6)	0.50%
Subsidiary Income Tax Expense(7)	0.00%
Other expenses(8)	0.86%
Total annual expenses	2.96%
Less management fee reimbursement (year 1)(9)	(0.27)%

Net annual expenses	2.69%

(1)	For a description of the sales load and of other compensation paid to the underwriters by the Fund, see “Underwriting.”
(2)	We will pay offering expenses of up to $0.05 per share, estimated to total $400,000. Our Adviser has agreed to pay all organizational expenses and the amount by which the aggregate of all of our offering costs (other than the sales load) exceeds $0.05 per share. Assuming that the Fund issues 8 million common shares in this offering at a total public offering price of $25.00 per share, the total offering costs are estimated to be $9,701,135 (or approximately $1.21 per share), of which the Fund would pay offering expenses estimated at $9,400,000 (or $1.18 per share) from the proceeds of the offering, and the Adviser would pay the balance of the offering expenses estimated at $301,135 (or approximately $0.03 per common share).
(3)	The expenses of administering our distribution reinvestment plan are included in Other Expenses. You will pay brokerage charges if you direct US Bancorp, as agent for our common shareholders (the “Plan Administrator”), to sell your common shares held in a distribution reinvestment account. See “Distribution Reinvestment Plan.”
(4)	Estimates what our annual expenses would be as percentages of our net assets attributable to our common shares assuming leverage is used. If no leverage was used, such as during the period when we are investing the proceeds of this offering our net annual expenses are estimated to be 1.92%. This calculation is based on 1.20% management fees (5), 0% leverage costs (6) and 0.92% other expenses for a total annual expense of 2.12%, which reflects the deduction of 0.20% reimbursed management fee in the first year. Net annual expenses, management fees, other expenses, total annual expenses and the reimbursed management fee are expressed as a percentage of net assets attributable to common shares.
(5)	Pursuant to the terms of the investment management agreement between us and our Adviser, the management fee is calculated at an annual rate of 1.20% of our average monthly total assets.

Management fees in the table above are calculated as a percentage of net assets attributable to common shares, which results in a higher percentage than the percentage attributable to average monthly total assets. See “Management—Investment Management Agreement.”

(6)	Assumes effective leverage through the use of Indebtedness at an annual interest rate of 1.50%. Leverage Costs in the table reflect leverage in an amount equal to 25% of our total assets and assume we issue 8 million of our common shares. Leverage Costs, expressed as a percentage of our net assets, will be borne by our common shareholders and result in a reduction of the net asset value of our common shares.
(7)	As of the date of this prospectus, we have not commenced investment operations. Because it cannot be predicted whether the Subsidiary will incur a benefit or liability in the future, a tax expense of 0.00% has been assumed.
(8)	Other Expenses in the table include costs incurred in connection with our operations, including but not limited to payments to our administrator, custodian, fund accountant, transfer agent, tax preparer, legal counsel, and our independent public accounting firm. The estimate of Other Expenses assumes that we issue 8 million of our common shares. If we issue less than 8 million of our common shares, the percentage attributable to Other Expenses will be higher.
(9)	Our Adviser has contractually agreed to waive or reimburse us for a portion of its management fee in an amount equal on an annual basis to 0.20% of our average monthly total assets for the first 24 months following this offering. Management fees and waivers are expressed as a percentage of net assets in the table.

The purpose of the table above and the example below is to help you understand all of the fees and expenses that you would bear directly or indirectly as a holder of our common shares. As of the date of this prospectus, we have not commenced investment operations. The expenses shown in the table for “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for our first full year of operations and assume that we issue 8,000,000 common shares. If we issue fewer common shares, all things being equal, certain of these percentages would increase resulting in a higher net annual expense ratio than what is reflected above in the table. For additional information with respect to our expenses, see “Management” and “Distribution Reinvestment Plan.”

Example

The following example illustrates the projected dollar amount of total cumulative expenses (including the sales load, estimated offering expenses, and the estimated costs associated with Financial Leverage) that common shareholders would pay over various periods on a $1,000 investment in our common shares, assuming Total Annual Expenses are as stated in the Annual Expenses table above for the entire period. The following example assumes that all Distributions are reinvested at net asset value and assumes an annual rate of return of 5% on our portfolio securities.

	1 Year(1)	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$73	$132	$193	$358

(1)	Year 1 includes approximately $9,400,000 attributable to the sales load paid and estimated offering expenses

THE EXAMPLE AND THE EXPENSES IN THE TABLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Total Annual Expenses” set forth in the Annual Expenses table are accurate and that all Distributions are reinvested at net asset value. ACTUAL EXPENSES (INCLUDING THE COST OF FINANCIAL LEVERAGE AND OTHER EXPENSES) MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

We are a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. We were formed as a Delaware statutory trust on February 24, 2011. Our fiscal year ends on November 30. As a newly organized entity, we have no operating history. It is anticipated that our common shares will be approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. The trading or “ticker” symbol of our common shares is expected to be “SMF.” Our principal office is located at 4265 San Felipe, Suite 800, Houston, Texas 77027, and our telephone number is (713) 993-4675.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $            ($            if the underwriters exercise the over-allotment option in full) after payment of the offering costs of $            and the deduction of the underwriting discount. Our net asset value will be reduced immediately following this offering by the amount of the underwriting discount and offering expenses paid by us.

We will invest the net proceeds of this offering in accordance with our investment objective and policies as stated in this prospectus. We currently anticipate that we will be able to invest substantially all of the net proceeds in accordance with our investment objective and policies within three to six months after the completion of this offering. It may take us up to three to six months to invest the proceeds of this offering for several reasons, including the (i) depth of the trading market for any given MLP, Energy Infrastructure Company, Midstream MLPs, Midstream Energy Infrastructure Companies and Other Energy Infrastructure Company and the trading volume of the securities for such companies, (ii) lack of availability of suitable investments and (iii) delays in completing direct investments in MLPs, Energy Infrastructure Companies, Midstream MLPs, Midstream Energy Infrastructure Companies and Other Energy Infrastructure Companies (i.e., we purchase restricted securities from such companies). Furthermore, we believe that it is in the best interest of our shareholders to invest the proceeds in a manner that does not cause security prices to increase abnormally as result of such purchases.

Pending the use of proceeds, as described above, we anticipate either investing the proceeds in cash, cash equivalents, short-term securities issued by the U.S. government or its agencies or instrumentalities or in high-quality, short-term or long-term debt obligations or money market instruments. The delay in anticipated use of proceeds could lower the return on our common shares in the first year of our investment operations and reduce the amount of cash available to make Distributions.

RISK FACTORS

Investing in our securities involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in our securities offered hereby.

GENERAL

Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding whether to purchase our common shares. For additional information about the risks associated with investing in our common shares, see “Investment Objective and Policies” herein and “Investment Objective” and “Investment Policies” in our SAI.

NO OPERATING OR TRADING HISTORY

We are a newly-organized, non-diversified, closed-end management investment company and have no operating or public trading history. Being a newly-organized company, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

MARKET DISCOUNT RISK

Shares of closed-end management investment companies frequently trade at prices lower than their net asset value, which is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that our net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, our Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following this offering by the underwriting discount and the amount of offering expenses paid by us.

Whether investors will realize a gain or loss upon the sale of our common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid for the shares, taking into account transaction costs, and is not directly dependent upon our net asset value. Because the market value of our common shares will be determined by factors such as the relative demand for and supply of our shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

DILUTION RISK

When our common shares are trading at a premium, we may also issue common shares that are sold through transactions effected on the NYSE. The increase in the number of our outstanding common shares resulting from that offering may also put downward pressure on the market price for the common shares of the Fund.

The voting power of shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the proceeds of such offering are not invested as intended, our per share distribution may decrease (or may consist of return of capital), and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

NON-DIVERSIFIED STATUS

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. As a non-diversified closed-end management investment company under the 1940 Act, we have fewer limitations in the proportion of our assets that may be invested in securities of a single issuer, which means that we are allowed to invest a greater portion of our assets in a more limited number of issuers than a diversified fund. As a result, credit, market and other risks associated with our investment strategies or techniques may be more pronounced for us than for a fund that is “diversified.”

RISKS RELATED TO OUR INVESTMENTS AND INVESTMENT TECHNIQUES

INVESTMENT AND MARKET RISK

An investment in our common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our common shares represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our common shares is not intended to constitute a complete investment program and should not be viewed as such. The value of the securities in which we invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our common shares. Your investment in our common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our Distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

ENERGY AND ENERGY INFRASTRUCTURE COMPANY RISK

Certain risks inherent in investing in Energy and Energy Infrastructure Companies include the following:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including economic conditions, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, among others.

Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many Energy Infrastructure Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of Energy Infrastructure Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Infrastructure Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Infrastructure Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Reserve Risks. Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

Regulatory Risk. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.

Commodity Pricing Risk. The operations and financial performance of Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Infrastructure Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of Energy Infrastructure Companies.

Acquisition Risk. The ability of Energy Infrastructure Companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that Energy Infrastructure Companies are unable to make such acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth will be limited. Furthermore, even if Energy Infrastructure Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk. Certain Energy Infrastructure Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.

Catastrophe Risk. The operations of Energy Infrastructure Companies are subject to many hazards inherent in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Infrastructure Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Infrastructure Company’s operations and financial condition.

We expect that insurance premiums to operate certain assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity will increase as a result of the Macondo oil spill in the Gulf of Mexico. Further increased government regulations to mitigate such catastrophe risk could increase insurance and other operating costs for Energy Infrastructure Companies and adversely affect the financial performance of such companies.

Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East, including government stability in particular, could have significant adverse effects on the U.S. economy, and financial and commodities markets. Assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that such assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.

Weather Risk. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain Energy Infrastructure Companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely effect the financial performance of Energy Infrastructure Companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by Energy Infrastructure Companies and could adversely affect such companies’ financial condition.

Master Limited Partnership Risks. An investment in Master Limited Partnership units involves certain risks which differ from an investment in the securities of a corporation. Holders of Master Limited Partnership units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in Master Limited Partnership units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

DELAY IN USE OF PROCEEDS

We intend to invest the proceeds of this offering in accordance with our investment objective within three to six months after the closing of this offering. Investments may be delayed and may take up to six months if suitable investments are unavailable at the time, if we are unable to secure firm commitments for direct investments, if market conditions and trading volumes of the securities of MLPs, Energy Infrastructure Companies, Midstream MLPs, Midstream Energy Infrastructure Companies, and Other Energy Infrastructure Companies in which we intend to invest are not favorable at the time, or for other reasons. Pending such investment, the net proceeds of this offering may temporarily be invested in cash, cash equivalents, short-term securities issued by the U.S. government or its agencies or instrumentalities or in high-quality, short-term or long-term debt obligations or money market instruments. Income we receive from these securities will likely be less than returns sought pursuant to our investment objective and policies. See “Use of Proceeds.”

CASH FLOW RISK

A substantial portion of the cash flow received by us is derived from our investment in equity securities of Energy Infrastructure Companies. The amount of cash that any such company has available to pay its equity holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an Energy Infrastructure Company has available to pay distributions/dividends include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs. Furthermore, covenants in debt instruments issued by Energy Infrastructure Companies in which we intend to invest may restrict distributions/dividends to equity holders or, in certain circumstances, may not allow distributions/dividends to be made to equity holders.

INTEREST RATE RISK

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yields for equity securities of MLPs and certain Midstream Energy Infrastructure Companies are susceptible in the short-term to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise. This is also true for any debt investments in Energy Infrastructure Companies that the Fund anticipates making. Our investment in such securities means that the net asset value and market price of our common shares may decline if interest rates rise because we will principally invest in income producing securities (i.e., dividend paying equity securities and fixed income investments). Furthermore, rising interest rates could adversely impact the financial performance of Energy Infrastructure Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

CAPITAL MARKETS RISK

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors. As a result, the cost of raising capital in the debt and equity capital markets has increased while the ability to raise capital from those markets has diminished. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. Due to these factors, Energy Infrastructure Companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, Energy Infrastructure Companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, Energy Infrastructure Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

TAX RISKS

Tax Risk of Master Limited Partnerships. Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions we receive from the equity securities in which we invest, a factor over which we have no control. The benefit that we derive from our investment in Master Limited Partnerships is largely dependent on the Master Limited Partnerships being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, a Master Limited Partnership generally has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in a Master Limited Partnership’s business, a Master Limited Partnership were treated as a corporation for federal income tax purposes, such Master Limited Partnership would be obligated to pay federal income tax on its income at the corporate tax rate. If a Master Limited Partnership were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the Master Limited Partnership would be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of a Master Limited Partnership as a corporation for federal income tax purposes would result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common shares.

Tax Risk of Subsidiary C corporations. We expect to increase the portion of our assets that we can invest, directly and indirectly, in Master Limited Partnerships by holding certain of these investments through a wholly owned taxable subsidiary C corporation. Although, as a RIC, dividends received by us from this taxable subsidiary and distributed to our shareholders will not be subject to federal income taxes at the RIC level, the taxable subsidiary will generally be subject to federal and state income taxes on its income, including any income the taxable subsidiary may recognize on the sale of an interest in a Master Limited Partnership that it holds. As a result, the net return to us on such investments that are held by the subsidiary will be reduced to the extent that the subsidiary is subject to income taxes.

In calculating our daily net asset value in accordance with generally accepted accounting principles, we will account for the deferred tax liability and/or asset balances of our subsidiary C corporation. The subsidiary C corporation will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities of MLPs considered to be return of capital. Upon the subsidiary C corporation’s sale of a portfolio security, the subsidiary C corporation will be liable for previously deferred taxes. Any deferred tax liability balance of the subsidiary C corporation will reduce our net asset value.

Tax Law Change Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the Energy Infrastructure Companies in which we invest. Any such changes could negatively impact our common shareholders. Legislation could also negatively impact the amount and tax characterization of Distributions received by our common shareholders.

Excise Tax Risk. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of our capital losses for the one-year period ending on November 30, the last day of our taxable year (which we intend to elect to continue to use for this purpose), and (3) any ordinary income and net capital gains for preceding years that were not distributed or taxed during such years. We are dependent on the underlying investments to provide us with certain tax information in a timely manner in order to calculate the required distribution amount to avoid the excise tax. Although we currently intend to make sufficient distributions to satisfy the annual distribution requirement and to avoid the 4% excise tax, we can provide no assurance that we will be able to do so.

EQUITY SECURITIES RISK

Equity securities for Energy Infrastructure Companies may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which we have exposure. Prices of equity securities for Energy Infrastructure Companies fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of Energy Infrastructure Companies, the general condition of the relevant stock market, or when political or economic events affecting an issuer or the industry occur. In addition, the prices of MLP units and certain Other Energy Infrastructure Company equity securities may be sensitive to rising interest rates given their yield-based nature.

Certain of the Energy Infrastructure Companies in which we may invest have comparatively smaller capitalizations than other companies. Investing in the securities of smaller Energy Infrastructure Companies presents unique investment risks. These Energy Infrastructure Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Infrastructure Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Energy Infrastructure Companies may be less liquid than those of larger Energy Infrastructure Companies and may experience greater price fluctuations than larger Energy Infrastructure Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

DEBT SECURITIES RISKS

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, and, depending on their quality, other special risks.

Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. In addition, a portfolio company may issue to us a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable to us or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk. Below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s Investor Services, Inc. from B– to BB+ by Fitch Ratings, Inc. or Standard & Poor’s Financial Services LLC, a division of the McGraw-Hill Companies, Inc., or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which we may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities, and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Objective and Policies.”

Prepayment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

RISKS ASSOCIATED WITH AN INVESTMENT IN INITIAL PUBLIC OFFERINGS (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. We may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

PRIVATELY HELD COMPANY RISK

Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, our Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under—“Liquidity Risk” below.

LIQUIDITY RISK

Securities with limited trading volumes may display volatile or erratic price movements. Therefore, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe that it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and us. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible. Rule 144A permits us to sell certain restricted securities to qualified institutional buyers without limitation. Limitations on the resale of these securities, however, may have an adverse effect on their marketability and may prevent us from disposing of them promptly at reasonable prices. We may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Investing in Rule 144A securities could have the effect of increasing the level of our illiquidity to the extent we, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

INTEREST RATE HEDGING RISK

We may in the future hedge against interest rate risk resulting from our Financial Leverage. We do not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our interest rate risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. Depending on the state of interest rates in general, our use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of our common shares. To the extent that there is a decline in interest rates, the value of interest rate swaps could decline and result in a decline in the net asset value of our common shares. In addition, if the counterparty to an interest rate swap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset the cost of Financial Leverage.

CONCENTRATION RISK

Our investments will be concentrated in MLPs and Energy Infrastructure Companies. The focus of our portfolio on a specific industry or industries within the Midstream Sector may present more risks than if our portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the Midstream Sector would have a larger impact on us than on an investment company that does not concentrate solely in MLPs and Energy Infrastructure Companies. At times the performance of securities of MLPs and Energy Infrastructure Companies will lag the performance of companies within other industries or the broader market as a whole. To the extent that we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common shares and Distributions that we pay declines.

PORTFOLIO TURNOVER RISK

We anticipate that our annual portfolio turnover rate will range between 30% and 50%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in our Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies—Investment Practices—Portfolio Turnover.”

DERIVATIVES RISK

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, and enter into various interest rate transactions such as swaps or credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. In addition, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

We may write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on a swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common shares. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common shares. If we fail to maintain any required asset coverage ratios in connection with any use by us of Financial Leverage, we may be required to redeem or prepay some or all of the Financial Leverage. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap transaction. Early termination of a swap could result in a termination payment by or to us.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps could enhance or harm the overall performance of our common shares. For example, we may use interest rate swaps in connection with any use by us of Financial Leverage. To the extent interest rates decline, the value of the interest rate swap could decline and could result in a decline in the net asset value of our common shares. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce our net earnings.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of Financial Leverage. Depending on whether we would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common shares.

SHORT SALES RISK

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate or earmark similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding our turning over any payments that we receive on such security (such as dividends), we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

COUNTERPARTY RISK

We will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to insolvency, bankruptcy or other causes, which could subject us to substantial losses. This risk is increased the fewer counterparties we work with. The Fund will experience counterparty risk in its use of certain derivatives and in its use of Financial Leverage. In these transactions, there will often be only one counterparty, which will increase counterparty risk. Counterparty defaults may negatively impact the Fund’s transactions and may encumber collateral the Fund may have put up to such defaulting counterparty.

RISKS RELATED TO OUR BUSINESS AND STRUCTURE

USE OF LEVERAGE

Under normal market conditions, our policy is to utilize Financial Leverage, which may include the use of Indebtedness or the issuance of Leverage Instruments, in an amount that represents approximately 25% of our total assets, including proceeds from such Financial Leverage. However, based on market conditions at the time, we may use Financial Leverage in amounts that represent greater than 25% leverage to the extent permitted by the 1940 Act. We do not intend to use Financial Leverage until the proceeds of this offering are substantially invested in accordance with our investment objectives. We currently anticipate that we will be able to invest the net proceeds of this offering in accordance with our investment objective within three to six months after the completion of this offering. We may, thereafter, use Financial Leverage. Certain forms of Financial Leverage may have seniority in liquidation and distribution rights over our common shares.

Financial Leverage represents the leveraging of our common shares. Leverage is a technique that could adversely affect our common shareholders. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Financial Leverage exceed the costs of such Financial Leverage, the use of leverage could cause our net asset value to decline. When Financial Leverage is used, the net asset value and market value of our common shares will be more volatile. There is no assurance that our use of Financial Leverage will be successful.

Our common shareholders bear the costs of Financial Leverage through higher operating expenses. Because management fees are based on our total assets, our use of Financial Leverage increases the effective management fee borne by our common shareholders.

Financial Leverage involves other risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of our common shares than a comparable portfolio without Financial Leverage; the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common shares than if we were not leveraged, which may result in a greater decline in the market price of our common shares; and when we use Financial Leverage, the investment management fee payable to our Adviser may be higher than if we did not use Financial Leverage.

Indebtedness constitutes a substantial lien and burden by reason of the lenders prior claim against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any debt are senior to the rights of holders of common shares and preferred shares (if any), with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends or other Distributions, including dividends and distributions with respect to common shares or preferred shares (if any) unless at such time, we meet certain asset coverage requirements and no event of default exists under any Indebtedness. In addition, we may not be permitted to pay Distributions on common shares unless all dividends on any preferred shares and/or accrued interest on Indebtedness have been paid, or set aside for payment.

In an event of default under any Financial Leverage, the lenders or any preferred shareholders have the right to cause a liquidation of collateral (i.e., sell portfolio securities) and, if any such default is not cured, the lenders or any preferred shareholders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of Financial Leverage may subject us to certain affirmative covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay Distributions on common shares in certain instances. In addition, we may be subject to certain negative covenants relating to transaction with affiliates, mergers and consolidation, among others.

While we may from time to time consider reducing Financial Leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with Financial Leverage, there can be no assurance that we will actually reduce Financial Leverage in the future or that any reduction, if undertaken, will benefit our common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce Financial Leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in Financial Leverage would likely result in a reduction in income and/or total returns to common shareholders relative to the circumstance if we had not reduced Financial Leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common shares if the prediction were to turn out to be correct and determine, as a result, not to reduce Financial Leverage as described above.

Any issuance of Leverage Instruments by us would result in offering expenses and other costs, which would ultimately be borne by our common shareholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for Distributions on our common shares. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay Distributions to our common shareholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of Leverage Instruments. To the extent the Fund may issue Leverage Instruments, if we are unable to refinance such Leverage Instruments when they mature, we may be forced to sell securities in our portfolio to repay such Leverage Instruments. Furthermore, if we do not repay the Leverage Instruments when they mature, we will trigger an event of default (which will increase the interest rate and give the holders of such Leverage Instruments certain rights) and will trigger a higher dividend rate on any preferred shares.

Finally, the 1940 Act provides certain rights and protections for preferred shareholders which may adversely affect the interests of our common shareholders. See “Description of Capital Structure.”

TAX RISKS

In addition to other risk considerations, an investment in our common shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of our common shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

Tax treatment of Distributions. We cannot assure you what percentage of the Distributions paid on our common shares, if any, will be treated as qualified dividend income, long-term capital gain or return of capital or what the tax rates on various types of income or gain will be in future years. A reduction in the return of capital portion of the distributions that we receive from our portfolio investments or an increase in our earnings and profits and portfolio turnover may reduce that portion of our Distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax Distributions to our common shareholders. The favorable rates on qualified dividend income and long-term capital gains are currently scheduled to increase for certain income received or gains realized for taxable years beginning after December 31, 2012. See “Tax Matters.”

Failure to Qualify as a Regulated Investment Company. To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest, if any, to our shareholders on an annual basis. Any Financial Leverage we issue in the future would subject us to certain asset coverage ratio requirements under the 1940 Act as an investment company, and we may be subject to financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to income tax as an ordinary corporation.

To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of each taxable year. In particular, in order to meet the asset diversification requirement for a RIC, we must diversify our holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. A qualified publicly traded partnership is a publicly traded partnership that derives less than 90% of its gross income each year from sources that qualify under income source requirements for RICs described below.

To qualify as a RIC, we must also meet certain income source requirements. In order to meet the income source requirement for a RIC, at least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships. Income derived from a partnership (other than a qualified publicly traded partnership) is treated for purposes of the 90% gross income test as if the income of the partnership was earned directly by the RIC. We may invest in certain equity securities issued by non-traded limited partnerships, and income earned with respect to such partnerships may not be qualifying income for purposes of the 90% gross income test. Although we do not anticipate income from our direct investments in the equity securities of non-traded limited partnerships to exceed the limits set forth above, we cannot be certain that this will be the case. Failure to comply with the 90% gross income test may result in our having to dispose of certain investments at times we would not consider advantageous in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices and may result in substantial losses.

We anticipate that the Master Limited Partnerships in which we invest will be qualified publicly traded partnerships, and thus that we will be able to invest no more than 25% of the value of our total assets directly in Master Limited Partnerships. We expect to increase the portion of our assets that we can invest, directly and indirectly, in Master Limited Partnerships by holding certain of these investments through a wholly owned taxable subsidiary corporation. To comply with the diversification requirements described above, we will be able to invest no more than 25% of the value of our total assets in this taxable subsidiary corporation. The distributions that we receive from the Master Limited Partnerships in which we invest directly (assuming they are qualified publicly traded partnerships) and from this taxable subsidiary corporation will be qualifying income for purposes of the 90% gross income test. However, the taxable subsidiary corporation will be required to pay federal and state income taxes on its taxable income and, thus, the amount of cash that the subsidiary has available to distribute to us will be correspondingly reduced. We have not sought and will not seek any ruling from the Internal Revenue Service regarding the taxation of the Fund, its shareholders, or the taxable subsidiary corporation.

If, in any year, we fail to qualify as a RIC for any reason, we would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our Distributions. Such a failure would have a material adverse effect on us and our shareholders. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial Distributions before requalifying as a RIC that is accorded special treatment. In such case, Distributions to our common shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements were satisfied.

Deferred Tax Risks of Investing in our Common Shares. A reduction in the return of capital portion of the distributions that we receive from our portfolio investments or an increase in our earnings and profits and portfolio turnover may reduce that portion of our Distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax Distributions to our common shareholders.

Because the subsidiary C corporation through which we indirectly invest in certain Master Limited Partnerships is treated as a regular taxable corporation for U.S. federal income tax purposes, the subsidiary C corporation will incur tax expenses. In calculating our daily net asset value, we will, among other things, account for the subsidiary C corporation’s deferred tax liability and/or asset balances. We will assess whether a valuation allowance is required to offset some or all of any deferred tax asset of the subsidiary C corporation in connection with the calculation of our net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates we used in calculating our daily net asset value, the application of such final valuation allowance could have a material impact on our net asset value.

Tax Law Change Risk. Under current law, qualified dividend income received by individual shareholders is taxed at the maximum federal tax rate of 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on qualified dividend income is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2012. The maximum 15% federal income tax rate for long-term capital gain under current law is scheduled to revert to 20% for such taxable years.

MANAGEMENT RISK; DEPENDENCE ON KEY PERSONNEL OF SALIENT

Our portfolio is subject to management risk because it is actively managed. Our Adviser applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Salient’s key personnel for our future success and upon their access to certain individuals and investments in MLPs and Energy Infrastructure Companies. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Salient, although they do have equity interests and other financial incentives to remain with Salient. For a description of Salient, see “Management—Investment Adviser.” We also depend on the senior management of Salient. The departure of any of our portfolio managers or the senior management of Salient could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that SCA will remain our investment adviser or that we will continue to have access to Salient’s industry contacts and deal flow.

CONFLICTS OF INTEREST OF SALIENT

Conflicts of interest may arise because Salient and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Salient or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Salient or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Salient or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Salient or its affiliates with MLPs and Energy Infrastructure Companies. In addition, to the extent that Salient sources and structures private investments in MLPs and Energy Infrastructure Companies, certain employees of Salient may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. Although Salient maintains procedures to ensure that any material non-public information available to certain Salient employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that we could be precluded from investing in a company about which Salient has material non-public information.

SCA also manages other funds that invest primarily in MLPs (collectively “Affiliated Funds”) and some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and Midstream Energy Infrastructure Companies. Furthermore, SCA may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Salient’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Salient or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Salient in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Salient and approved by our Board of Trustees. In some cases, this system may adversely affect the price or size of the position that we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Salient will not co-invest its other clients’ assets in the private transactions in which we invest. Salient will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Salient will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to our Adviser is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of our Adviser, our Board of Trustees and its Valuation Committee, and a third-party valuation firm participate in the valuation of our securities. See “Net Asset Value.”

RISK OF OWNING SECURITIES OF AFFILIATES

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its outstanding voting securities or any of Salient’s employees serves as a director of such company. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

We believe that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partner interests of MLPs in which we invest. As a result, it is possible that the SEC staff may consider that certain securities of limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, we do not intend to treat any class of limited partner interests of MLPs that we hold as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or we have an economic interest of sufficient size that otherwise gives us the de facto power to exercise a controlling influence over such MLP. We believe this treatment is appropriate given that the general partner controls the MLP, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the MLP due to the size of an economic interest, the security holders have no control over the MLP.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in an arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

COMPETITION RISK

There are a limited number of other companies, including other publicly traded investment companies and private funds, which may serve as alternatives to us for investment in a portfolio of MLPs and Energy Infrastructure Companies.

VALUATION RISK

Market prices may not be readily available for any restricted or unregistered investments in public companies or investments in private companies made by the Fund. The value of such investments will ordinarily be determined based on fair valuations pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of our Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ carrying value or may have to delay their sale in order to do so.

ANTI-TAKEOVER PROVISIONS

Our Agreement and Declaration of Trust (the “Declaration of Trust”) and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Trustees. We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Declaration of Trust classifying our Board of Trustees in three classes serving staggered three-year terms, and provisions authorizing our Board of Trustees, without shareholder approval, to cause the issuance of additional classes or series of shares and to amend our Declaration of Trust. These provisions, as well as other provisions of our Declaration of Trust and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our shareholders. As a result, these provisions may deprive our common shareholders of opportunities to sell their common shares at a premium over the then-current market price of our common shares. See “Description of Capital Structure.”

DISTRIBUTIONS

Commencing with our initial Distribution, we intend to make regular Distributions to our common shareholders. Such Distributions, if any, will be determined by our Board of Trustees and declared by us out of funds legally available theretofore. We expect to declare our initial Distribution approximately 45 to 60 days following completion of this offering and pay such initial Distribution approximately 90 days after the completion of this offering. There is no assurance that we will continue to pay regular Distributions or that we will do so at a particular rate.

We intend to be treated as a RIC under Subchapter M of the Code. To maintain our RIC status, we must distribute during each taxable year at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of the assets legally available for distribution. A portion of the distributions we receive from our investments will be treated as a return of capital and therefore generally would not be treated as “investment company taxable income.” While we anticipate that we would distribute some or all of such return of capital, we are not required to do so in order to maintain our RIC status. We cannot predict with respect to a given quarter how much of our investment company taxable income will be included in the Distribution we make for that quarter. However, we intend to pay to common shareholders on an annual basis at least 90% of our investment company taxable income. Distributions may also include cash received as return of capital from our portfolio investments or return of our investors’ capital. A “return of capital” represents a return of a shareholder’s original investment in our shares and should not be confused with a dividend from earnings and profits.

In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of our capital losses for the one-year period ending on November 30, the last day of our taxable year (which we intend to elect to continue to use for this purpose), and (3) any ordinary income and net capital gains for preceding years that were not distributed or taxed during such years. We currently intend to make sufficient Distributions to satisfy the annual distribution requirement and to avoid the excise taxes.

Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such Distributions, we may in the future decide to retain such capital gains for investment and designate such retained amount as a deemed Distribution. The consequences of our retention of net capital gains are as described under “Tax Matters.”

Various factors will affect the levels of cash that we receive from our investments, as well as the amounts of income and return of capital represented by such cash. To permit us to maintain a more stable quarterly Distribution, we may distribute less or more than the entire amount of cash that we receive from our investments in a particular period. Any undistributed cash would be available to supplement future Distributions, and until distributed would add to our net asset value. Correspondingly, once distributed, such amounts will be deducted from our net asset value.

The 1940 Act generally limits our long-term capital gain distributions to one per year, except for certain permitted distributions related to our qualification as a RIC. This limitation does not apply to that portion of our Distributions that is not characterized as long-term capital gain. Although we have no current plans to do so, we may in the future apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make periodic distributions of long-term capital gains provided that our Distribution policy with respect to our common shares calls for periodic (e.g., quarterly) Distributions in an amount equal to a fixed percentage of our average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. We cannot assure you that if we apply for this exemption, the requested relief will be granted by the SEC in a timely manner, if at all.

Unless you elect to receive your common share Distributions in cash, they will automatically be reinvested into additional common shares pursuant to our distribution reinvestment plan. Distributions will be treated the same for federal income tax purposes whether paid in cash or reinvested into additional common shares. See “Distribution Reinvestment Plan.”

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan (the “DRIP”), effective upon the closing of this offering, which provides that unless you elect to receive your Distributions in cash, they will be automatically reinvested by the Plan Administrator, U.S. Bancorp Fund Services, LLC, in additional common shares. If you elect to receive your Distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered shareholder or a shareholder who holds common shares with a brokerage firm that participates in the DRIP to have their Distributions reinvested in additional common shares. Unless you or your brokerage firm decides to opt out of the DRIP by providing prior written notice to the Plan Administrator, the number of common shares that you will receive will be determined as follows:

(1) If our common shares are trading at or above net asset value at the time of valuation, the Plan Administrator will receive newly-issued common shares from the Fund for each participant’s account. The number of common shares to be credited to a participant will be determined by dividing the dollar amount of the participant’s Distribution by the greater of (i) the net asset value per common share at the time of valuation, or (ii) 95% of the market price per common share one day prior to the Distribution payment date.

(2) If our common shares are trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the Distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate unfulfilled orders in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation, or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the Distribution had been paid entirely in common shares issued by the Fund.

Participation in the DRIP is voluntary. Shareholders participating in the DRIP may withdraw from the DRIP at any time by giving notice to the Plan Administrator, in writing or by telephone, or in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. Such withdrawal will be effective as of the next business.

The Plan Administrator will maintain all participants’ accounts in the DRIP and will give written confirmation of all transactions in the accounts, including information that a participant may need for tax records. Common shares in a participant’s account will be held by the Plan Administrator in non-certificated form. The Fund’s appointed Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy that a participant receives will include all common shares that the participant has received under the DRIP.

There is no brokerage charge for reinvestment of a participant’s Distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Tax Matters.”

If you hold your common shares with a brokerage firm that does not participate in the DRIP, you will not be able to participate in the DRIP and any Distribution reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

The Plan Administrator’s fees under the DRIP will be borne by the Fund. There is no direct service charge to participants in the DRIP; however, we reserve the right to amend or terminate the DRIP, including amending the DRIP to include a service charge payable by the participants, if in the judgment of the Board of Trustees the change is warranted. Any amendment to the DRIP, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require the Fund to provide at least · days written notice to each participant. Additional information about the DRIP may be obtained from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is to provide a high level of total return with an emphasis on making quarterly Distributions to our shareholders. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding voting securities”. As defined under the 1940 Act and when used with respect to our voting securities, a “majority of the outstanding voting securities” means a vote of (i) 67% or more of the shares present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

We intend to achieve that objective by investing at least 80% of our total assets in securities of MLPs and Energy Infrastructure Companies. There can be no assurance that we will achieve our investment objective.

The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without the approval of the holders of a majority of our voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies for investment during normal market conditions:

•	We will invest at least 80% of our total assets in securities of MLPs and Energy Infrastructure Companies.
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We will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares, preferred shares and convertible securities in MLPs, Energy Infrastructure Companies, Midstream MLPs, Midstream Energy Infrastructure Companies and Other Energy Infrastructure Companies.

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We may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited Partnerships. This limit does not apply to securities issued by MLP Affiliates, which are not treated as publicly traded partnerships for federal income tax purposes, or investments made into Master Limited Partnerships by any Subsidiary C corporation.

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We may invest up to but not more than 25% of our total assets into subsidiary C corporations which in turn may invest up to 100% of their assets into equity or debt securities of Master Limited Partnerships.

•	We will invest at least 50% of our total assets in securities of Midstream MLPs and Midstream Energy Infrastructure Companies.
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We may invest up to but not more than 50% of our total assets in unregistered or otherwise restricted securities of MLPs and Energy Infrastructure Companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 10% of our total assets may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

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We may invest up to but not more than 25% of our total assets in debt securities of Energy Infrastructure Companies. Up to but not more than 15% of our total assets may be invested in unrated debt securities. The balance of such debt investments may be invested in securities which are rated, at the time of investment, at least Baa (or an equivalent rating) by a nationally recognized ratings agency at the time of investment. For the purposes of determining if an investment satisfies this test, we will look to the highest credit rating on such debt investment.

•	We may invest up to but not more than 10% of our total assets in any single issuer other than any subsidiary C corporation owned by us.
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We may utilize Financial Leverage, which may include the use of Indebtedness and the issuance of Leverage Instruments. We expect to utilize Financial Leverage in an amount that represents approximately 25% of our total assets. However, based on market conditions at the time, we may use Financial Leverage in amounts that represent greater than 25% of our total assets to the extent permitted by the 1940 Act. See “Use of Leverage,” below.

The percentage limitations applicable to our portfolio described above apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of MLPs and Energy Infrastructure Companies, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy. We will invest primarily in companies located in North America, but we may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.

DESCRIPTION OF MIDSTREAM ASSETS

Midstream Assets are the assets used by Energy Infrastructure Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products, such as natural gas and natural gas liquids and oil (i.e., where it is produced), and the end users (i.e., where it is consumed). Midstream Assets include those used in transporting, storing, gathering, treating, processing, distributing or marketing of natural gas, natural gas liquids, oil or refined products.

Natural gas related Midstream Assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treatment plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the country to satisfy end-user demand. During the transportation process, natural gas may be placed in storage facilities, which consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas.

Similarly, Midstream Assets transport crude oil by pipeline and truck from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.

Owners of Midstream Assets generally do not own the energy products flowing through their assets and, as a result, are not directly exposed to commodity price risk. Instead, Midstream Assets often charge a fee determined primarily by volume handled and service provided. Furthermore, the fee charged for such service is often regulated by the Federal Energy Regulatory Commission or a similar state agency.

DESCRIPTION OF MASTER LIMITED PARTNERSHIPS

Master Limited Partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master Limited Partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a Master Limited Partnership, the entity must receive at least 90% of its gross income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master Limited Partnerships organized as limited partnerships generally have a general partner interest and two classes of limited partner interests—common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the Master Limited Partnership.

Master Limited Partnerships are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid while any subordinated units remain outstanding. Once common units have been paid, subordinated units receive distributions in an amount up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD that is paid with respect to both common and subordinated units generally is distributed to both common and subordinated units on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such Master Limited Partnership.

The Master Limited Partnerships in which we may directly or indirectly invest are currently classified by us as Midstream MLPs and MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. As described below, we further sub-categorized these Master Limited Partnerships into the following groups:

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Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs include MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats). Midstream MLPs also include (a) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (b) MLP Affiliates of Midstream MLPs.

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MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. Such MLPs can be classified into one of the following groups:

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“Upstream MLPs” are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies and the exploration and development of existing resources.

•

“Coal MLPs” are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

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“Propane MLPs” are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

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Master Limited Partnerships may also own other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or provide energy-related services, such as refining and distribution of specialty refined products. While these Master Limited Partnerships do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for federal tax treatment as partnerships.

DESCRIPTION OF MIDSTREAM ENERGY INFRASTRUCTURE COMPANIES

Midstream Energy Infrastructure Companies include companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent a majority of their assets. These companies are typically structured as corporations and the common stock of such companies is typically listed and traded on a U.S. securities exchange. Often these companies are large, diversified Energy Infrastructure Companies with multiple operating divisions in addition to their midstream operations, such as exploration and production, electric generation and distribution and marketing and trading.

DESCRIPTION OF ENERGY INFRASTRUCTURE COMPANIES

Energy Infrastructure Companies includes companies that (i) derive at least 50% of their revenues or operating income from operating assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets. These companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or electricity.

Energy Infrastructure Companies can be broadly divided into five groups:

Upstream:	Companies engaged in exploring, developing and producing natural gas, natural gas liquids, crude oil and coal.

Midstream:	Companies engaged in transporting, gathering, processing, storing and delivering natural gas, natural gas liquids, crude oil and refined products for use by end users.

Downstream:	Companies engaged in refining, marketing and distributing crude oil and refined products to end customers.

Power:	Companies engaged in generating, transmitting and distributing electricity.

Energy Services:	Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.

For the purpose of this prospectus, Other Energy Infrastructure Companies include all of the companies mentioned above except MLPs and Midstream Energy Infrastructure Companies.

OUR PORTFOLIO

At any given time, we expect that our portfolio will have some or all of the following types of investments: (i) equity securities of Midstream MLPs, including common units, preferred units, subordinated units and general partner interests, (ii) equity securities of Midstream Energy Infrastructure Companies, (iii) equity securities of Upstream MLPs, Coal MLPs and Propane MLPs, (iv) equity securities of Other Energy Infrastructure Companies and (iv) debt securities of Energy Infrastructure Companies (including Midstream MLPs and Midstream Energy Infrastructure Companies). We expect that the focus of our portfolio investments will be in securities of Midstream MLPs and Midstream Energy Infrastructure Companies. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

INVESTMENT PRACTICES

Interest Rate Swaps. We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Financial Leverage. Such interest rate swaps would principally be used to protect us against higher costs on our Financial Leverage resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies. We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” We do not intend to have a net short position that exceeds 30% of our total assets. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain Master Limited Partnerships and Canadian Income Trusts (as defined in the SAI).

Other Risk Management Strategies. To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

Covered Calls. To a lesser extent, we currently expect to write call options for the purpose of generating additional income and realized gains or reducing our ownership of certain securities. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

IPOs. We may invest a portion of our assets in shares of initial public offerings (“IPOs”), consistent with our investment objective and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as such fund’s asset size increases, which could reduce such fund’s returns. IPOs may not be consistently available to us for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, we may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Portfolio Turnover. We anticipate that our annual portfolio turnover rate will range between 30% and 50%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters.”

USE OF LEVERAGE

We generally will seek to enhance our total returns through the use of Financial Leverage, which may include the use of Indebtedness or the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Financial Leverage in an amount that represents approximately 25% of our total assets. However, based on market conditions at the time, we may use Financial Leverage in amounts that represent greater than 25% leverage to the extent permitted by the 1940 Act. Depending on the type of Financial Leverage involved, our use of Financial Leverage may require the approval of our Board of Trustees. We anticipate that any Indebtedness we incur will be in the form of bank debt and other forms of borrowings. We anticipate that any senior securities or preferred shares that we issue will be in the form of mandatory redeemable preferred shares, but we may issue other forms of preferred shares if the terms of such preferred shares are more attractive. Financial Leverage creates a greater risk of loss, as well as potential for more gain, for our common shares than if Financial Leverage is not used. Our common shares are junior in liquidation and distribution rights to any Financial Leverage. We expect to invest the net proceeds derived from any use of Financial Leverage according to the investment objective and policies described in this prospectus.

Financial Leverage creates risk for our common shareholders, including the likelihood of greater volatility of net asset value and market price of our common shares, and the risk of fluctuations in dividend rates or interest rates on Financial Leverage which may affect the return to the holders of our common shares or may result in fluctuations in the Distributions paid by us on our common shares. To the extent that the return on securities purchased with funds received from Financial Leverage exceeds their cost (including increased expenses to us), our total return will be greater than if Financial Leverage had not been used. Conversely, if the return derived from such securities is less than the cost of Financial Leverage (including increased expenses to us), our total return will be less than if Financial Leverage had not been used, and therefore, the amount available for distribution to our common shareholders will be reduced. In the latter case, our Adviser in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to our common shareholders.

The fees paid to our Adviser will be calculated on the basis of our total assets, including proceeds from Financial Leverage. During periods in which we use Financial Leverage, the investment management fee payable to our Adviser may be higher than if we did not use a leveraged capital structure. Consequently, we and our Adviser may have differing interests in determining whether to leverage our assets. Our Board of Trustees monitors our use of Financial Leverage and this potential conflict. The use of Financial Leverage creates risks and involves special considerations. See “Risk Factors—Risks Related to Our Business and Structure—Use of Leverage.”

We may incur Indebtedness without prior approval of our common shareholders. In this regard, we may obtain proceeds through Indebtedness and may secure any such Indebtedness by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Indebtedness, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a revolving credit facility. Any such requirements will increase the cost of borrowing over the stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an “asset coverage” of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Indebtedness will be senior to those of our common shareholders, and the terms of any such Indebtedness may contain provisions which limit certain of our activities, including the payment of Distributions to our common shareholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be.

In an event of default under any Indebtedness, the lenders also have the right to cause a liquidation of collateral (i.e., sell securities in our portfolio and our other assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Furthermore, the 1940 Act (in certain circumstances) grants our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of Leverage Instruments may subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay Distributions on common shares in certain circumstances. In addition, we may be subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. We also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede our Adviser from managing our portfolio in accordance with our investment objective and policies.

Under the 1940 Act, we are not permitted to issue preferred shares unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred shares plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or distribution on our common shares unless, at the time of such declaration, our preferred shares plus senior securities representing indebtedness has an asset coverage of at least 200%. We intend, to the extent possible, to maintain asset coverage on such preferred shares plus senior securities representing indebtedness of at least 200%. If necessary, we will purchase or redeem any of our preferred shares or senior securities representing indebtedness to maintain an asset coverage ratio of at least 200%. The terms of any preferred shares may include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by us and may also prohibit Distributions on our common shares in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred shares outstanding, two of our Trustees will be elected by the holders of preferred shares as a class. Our remaining Trustees will be elected by holders of our common shares and any preferred shares voting together as a single class. In the event that we fail to pay dividends on any preferred shares for two years, holders of such preferred shares would be entitled to elect a majority of our Trustees.

If we are unable to refinance any Leverage Instruments when they mature, we may be forced to sell securities in our portfolio to repay such Leverage Instruments. Furthermore, if we do not repay any Leverage Instruments when they mature, we will trigger an event of default (which will increase the interest rate and give the holders of such Leverage Instruments certain rights) and will trigger a higher dividend rate on the preferred shares.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of Distributions and the settlement of securities transactions which otherwise might require untimely dispositions of our securities.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of Financial Leverage on common shares total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio total returns experienced or expected to be experienced by us. Furthermore, the assumed investment portfolio total returns are after (net of) all of our expenses other than expenses associated with leverage); but such Financial Leverage expenses are deducted when determining the common shares total return. See “Risk Factors.”

The table further reflects the use of Financial Leverage representing 25% of our total assets and our estimated leverage costs of 0.50%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Shares Total Return	(13.83)%	(7.17)%	(0.50)%	6.17%	12.83%

Common shares total return is composed of two elements: common shares Distributions paid by us (the amount of which is largely determined by our net distributable income after paying interest on our Indebtedness) and gains or losses on the value of the securities that we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

MANAGEMENT

TRUSTEES AND OFFICERS

Our business and affairs are managed under the direction of our Board including supervision of the duties performed by our Adviser. Our Board currently consists of ten Trustees. The Board consists of a majority of Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Trustees.” The Board elects our officers, who serve at the Board’s discretion and are responsible for our day-to-day operations. Additional information regarding our Board and its committees is set forth under “Management” in our SAI.

INVESTMENT ADVISER

Salient Capital Advisors, LLC, a Texas limited liability company (“SCA”), is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). SCA is a wholly-owned subsidiary of SPLP. As of April 28, 2011, SCA and its affiliates managed assets of approximately $17.5 billion, including $250 million in MLPs and Energy Infrastructure Companies. Prior to its acquisition and renaming by SPLP in 2010, SCA operated as RDG Capital LLC, a Houston-based asset management firm specializing in MLP and Energy Sector investments.

SCA is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. The manager of SCA is Salient Capital Management, LLC, a Delaware limited liability company (“SCM”). SCM is governed by a Board of Managers that is comprised of five managers, one of whom is considered “Independent.”

SCA’s management of our portfolio is led by portfolio managers Gregory A. Reid and Ted Gardner, with risk management overseen by Lee Partridge, Salient’s Chief Investment Officer. Our portfolio managers draw on the research and analytical support of the entire investment team at Salient, as well as the experience and expertise of Salient’s founders and Managing Trustees, John A. Blaisdell, Andrew B. Linbeck, A. Haag Sherman and Jeremy Radcliffe. In addition, the portfolio managers are supported by an experienced compliance and financial accounting team headed by Paul A. Bachtold, our Chief Compliance Officer, and John E. Price, our Chief Financial Officer.

Gregory A. Reid is President, CEO and a Managing Director of SCA. Mr. Reid serves as President and CEO of Salient’s MLP Business and Portfolio Manager for the various MLP strategies. Prior to joining Salient in January 2011, Mr. Reid served as the Founder and CEO from 2010 to 2011 of SCA, then known as RDG Capital LLC, a Houston-based asset management firm specializing in MLP and Energy Sector investments that was spun off from Telemus Capital Partners in June 2010. SPLP acquired RDG Capital LLC in January 2011 and renamed the company “Salient Capital Advisors, LLC.” Mr. Reid was Managing Partner of Telemus Capital Partner’s Houston office from May 2007 to June 2010 at which time he formed RDG Capital, LLC to acquire Telemus Capital Partner’s Houston office. Prior to joining Telemus Capital Partners in 2007, Mr. Reid was employed by Merrill Lynch’s Private Banking Group from 1997 to 2007 and he was employed by Goldman Sachs from 1991 to 1997. Mr. Reid has over 15 years of experience investing in MLPs and Energy Infrastructure Companies dating back to his employment at Goldman Sachs in 1995. Mr. Reid received his undergraduate degree from Texas A&M University in 1987 and his MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1991, and he later earned his Certified Investment Management Analyst designation from the Wharton School at the University of Pennsylvania. In addition, Mr. Reid is registered with the Financial Industry Regulatory Authority as a General Securities Representative and a General Securities Principal.

Frank T. Gardner III serves as a Director and Portfolio Manager for SCA. Prior to joining SCA in early 2011, Mr. Gardner was a Portfolio Manager and Director of Research for RDG Capital from 2010 to 2011. Prior to RDG, Mr. Gardner was a Portfolio Manager for Telemus Capital Partners from 2007 to 2010. Prior to joining Telemus, he was an MLP research analyst for Raymond James Equity Research from 2004 to 2007.

During his tenure at Raymond James, he followed 35 public MLPs and initiated coverage on 22 MLPs in the midstream, maritime, coal and refining industries. He was also actively involved in due diligence related to Raymond James’ investment banking transactions. Prior to joining Raymond James, Mr. Gardner was a financial advisor at UBS Financial Services. Mr. Gardner earned a Bachelor of Business Administration degree from The University of Texas at Austin and an MBA from the University of St. Thomas. He is also a CFA Charterholder.

Lee Partridge is a Managing Director of SCA and Chief Investment Officer for Salient. Mr. Partridge also directly oversees the investment program for a $7.7 billion investment portfolio of a public employee retirement association. Prior to joining Salient in November 2010, Mr. Partridge was the founder and CEO of Integrity Capital, LLC, which spanned traditional and alternative investment strategies from September 2009 to November 2010 and held various positions at the Teacher Retirement System of Texas from May 2001 to September 2009, including head of fixed income and deputy chief investment officer, where he was responsible for global asset allocation, risk management, portfolio construction, external managers, hedge funds, derivative strategies, equity trading, futures trading and risk management. Prior to joining the Teacher Retirement System, Mr. Partridge was involved with securities trading and sales and managed a number of life insurance and depository institution portfolios, as both principal and advisor, from September 1993 to May 2001. Mr. Partridge received a Bachelor of Science degree in Psychology from the University of Houston in December 1989 and an MBA from Rice University in May 1992. Mr. Partridge holds both the CFA and CAIA designations.

John A. Blaisdell is a Managing Director of SCA. Prior to joining Salient in December 2002, Mr. Blaisdell served as Chief Executive Officer of Wincrest Ventures, LP (“Wincrest”), a private investment holding company for a high-net-worth Texas family from 1997 to December 2002. At Wincrest, he developed and managed large portfolios broadly diversified across a range of asset classes, executed several large private equity transactions, and served in various financial and wealth advisory capacities. Prior to joining Wincrest, Mr. Blaisdell was a partner, President and COO of Leisure Management International (“LMI”) for seven years. Under his leadership, LMI grew to become one of the industry leaders in the management of sports and entertainment facilities around the world. Mr. Blaisdell has served on the Board of Trustees of many public, private and charitable organizations in Florida, Texas, and New Mexico. Mr. Blaisdell received a B.S. from Barry University in 1983 and an MBA from the University of Miami in 1987.

Andrew B. Linbeck is a Managing Director of SCA. Prior to co-founding Salient in August 2002, Mr. Linbeck was a partner and executive officer of The Redstone Companies, L.P., a Houston based investment firm, and certain affiliates thereof (collectively “Redstone”) from 1998 through 2002. Prior thereto, Mr. Linbeck served as an Executive Vice President for PaineWebber, Inc. from 1994 to 1998. He began his career in the financial services industry in 1987 at Kidder, Peabody & Co. He serves on the boards of and is an advisor to several non-profit organizations. Mr. Linbeck received a B.A. from the University of Notre Dame in 1987, and later graduated from the Executive Management Program at the Jones School of Business at Rice University in 1994.

A. Haag Sherman is a Managing Director of SCA. Prior to co-founding Salient in August 2002, Mr. Sherman was a partner and executive officer of Redstone where he focused on private equity investments and alternative investments, from 1998 through 2002. From 1996 to 1998, Mr. Sherman was employed at PaineWebber, Inc., ultimately as a part of its Redstone Consulting wealth advisory group. Mr. Sherman began his career in the audit department of Price Waterhouse and, after law school, practiced law in the Houston office of Akin, Gump, Strauss, Hauer & Feld, LLP, where he specialized in mergers and acquisitions and corporate securities transactions. Mr. Sherman is an honors graduate of the University of Texas School of Law (J.D., 1992) and a cum laude graduate of Baylor University (BBA in Accounting and Economics, 1988) and is also a CPA and a member of the State Bar of Texas.

Parag Sanghani, CFA, is a Senior Research Analyst for SCA, assisting in the management of the Adviser’s MLP securities complex. Prior to joining the Adviser in 2011, Mr. Sanghani was a Senior MLP Analyst with Telemus Capital Partners from 2008 through 2009, assisting in the management of the firm’s $100+ million

MLP portfolio. Previously, Mr. Sanghani was a Financial Analyst with Exterran Holdings from 2007 through 2008, where he provided consulting services during the company’s merger integration process. Before Exterran, from 2004 through 2006, Mr. Sanghani was a Senior Research Associate with Raymond James, where he published detailed research reports on the energy industry and followed 17 companies within the oil service and coal sectors. Mr. Sanghani graduated from the University of Texas at Austin in 2002 with a BBA in finance and earned a Masters in Finance from London Business School in 2010. He is a member of the CFA Society of Houston and a CFA charterholder.

Hollis Ghobrial is a Senior Research Analyst for SCA. His responsibilities include MLP research and management of custom tailored MLP portfolios for separately managed accounts. Prior to joining Salient in 2007, he was an MLP analyst at Sanders Morris Harris Group in 2007 and worked at Viscogliosi Bros from 2005 to 2006. Mr. Ghobrial graduated from Trinity University in San Antonio in 2002 with a degree in finance and received an MBA from Rice University in 2005.

Paul A. Bachtold is Chief Compliance Officer for Salient. Prior to joining Salient in 2010, Mr. Bachtold served as the President of Bachtold & Associates from 2008 to 2010. Mr. Bachtold was previously with Barclays Global Investors, N.A. from 2005 to 2008, and Wells Fargo Bank, N.A. from 2000 to 2005. Mr. Bachtold received his undergraduate degree from Augustana College in 1996 and an MBA from St. Mary’s College in 2003.

John E. Price is Chief Financial Officer for Salient. Prior to joining Salient in October 2003, Mr. Price assisted in the creation and establishment of a family office for a high net worth Houston family, where he was employed from 1997 to 2003. From 1993 to 1997, Mr. Price was with Andersen, L.L.P., where he was a Manager in the Assurance and Business Advisory Services department. From 1990 to 1993, Mr. Price was an analyst and later a broker for a regional commercial insurance wholesaler. Mr. Price graduated Summa Cum Laude from Texas Christian University (May 1990) where he received a BBA in Accounting. Mr. Price received an MBA from Rice University (May 2002) where he graduated with honors. Mr. Price is a licensed Certified Public Accountant and is a member of the TSCPA and the AICPA.

Jeremy Radcliffe is a Managing Director of Salient, where his primary responsibility is managing the daily operations of the firm’s investments division. Prior to forming Salient in 2002, he was a partner and managed certain of the private equity investments of Redstone from 1998 to 2002. A native Houstonian, Mr. Radcliffe is a magna cum laude graduate of Princeton University (1996), where he earned an A.B. in Classics while specializing in Latin as well as Roman history and architecture.

Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

The principal office of our Adviser and Salient is located at 4265 San Felipe, Suite 800, Houston, Texas 77027. For additional information concerning SCA, including a description of the services to be provided by SCA, see “Investment Management Agreement” below.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement, our Adviser will provide us with portfolio investment services and management and administrative assistance in connection with the operation of the Fund in return for a management fee. Under the terms of the Investment Management Agreement between us and our Adviser, we have agreed to pay our Adviser a management fee, computed and paid monthly at an annual rate of 1.20% of our average monthly total assets. During the first 24 months of our investment activities following this offering, our Adviser has contractually agreed to waive or reimburse us for a portion of its management fee in an amount equal on an annual basis to 0.20% of our average monthly total assets.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets on the last business day of that month with the total assets on the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). Our total assets shall be equal to our average monthly gross asset value (which includes assets attributable to or proceeds from our use of Financial Leverage), minus the sum of our accrued and unpaid Distributions on any outstanding common shares and accrued and unpaid dividends on any outstanding preferred shares (if any) and accrued liabilities (other than liabilities associated with borrowings or leverage utilized by us and any accrued taxes). Liabilities associated with borrowings or leverage, for purposes of the preceding sentence, include, with respect to Financial Leverage, the principal amount of any debt that we issue, the liquidation value of any outstanding preferred shares (if any), as well as other liabilities such as short positions and put or call options held or written by us.

In addition to our Adviser’s management fee, we pay all other costs and expenses of our operations, such as compensation of our Independent Trustees (but not those affiliated with Salient) and expenses related to Trustees meetings, custodian, transfer agency, administrative, accounting and disbursement expenses, legal fees, expenses associated with our use of Financial Leverage, expenses of independent auditors, marketing and certain advertising expenses, expenses of personnel including those who are affiliates of Salient reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement will remain in effect until January 30, 2013 and may be continued from year to year, so long as its continuation is approved at least annually by a majority of our Independent Trustees and either a majority of our Trustees or a “majority of the outstanding voting securities” (as defined under the 1940 Act) of the Fund. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Trustees or by a vote of a majority of our outstanding voting securities (accompanied by appropriate notice). It also provides that it will automatically terminate in the event of its assignment to a party other than an affiliate of the Adviser.

Because our Adviser’s fee is based upon a percentage of our total assets, our Adviser’s fee will be higher to the extent we employ Financial Leverage. In this regard, if we use Financial Leverage in an amount equal to 25% of our total assets, the management fee payable to our Adviser would be 1.60% (before giving effect to any management fee waiver) of our net assets attributable to common shares. See “Fees and Expenses.”

A discussion regarding the basis for approval by the Board of Trustees of our Investment Management Agreement with our Adviser will be provided in our initial shareholders report. The basis for subsequent continuations of the Investment Management Agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

NET ASSET VALUE

We will determine our net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and we will make our net asset value available for publication at least monthly. We currently anticipate calculating our net asset value and making it available on our website, www.                     , on a weekly basis. Net asset value is computed by dividing the value of all of our assets (including accrued interest and Distributions), less all of our liabilities (including accrued expenses, Distributions payable, and any Indebtedness) and the liquidation value of any outstanding preferred shares (if any), by the total number of shares outstanding.

The price of an equity security traded upon one or more U.S. or foreign exchanges will be determined as follows: (1) if the security is traded on only one exchange, the value of the security will be the last sale price on that exchange on the valuation day and if traded on a foreign exchange only and it is a holiday in such country, the value of the security will be the last sales price on the foreign exchange on the day prior to the holiday; or (2) if the security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (“OTC”) market, the value of the security will be the last sale price on the valuation day on the primary market on which the security is traded. In either of the foregoing cases, if there are no sales of the security on the valuation day, the price of the security will be the mean of the closing bid and asked prices on the valuation day on the relevant exchange. The price of an equity security not traded on any exchange but listed on the NASDAQ National Market System (“NASDAQ”) will be the NASDAQ Official Closing Price on NASDAQ. For OTC securities that are not listed on NASDAQ, the value of the security will be the last sale price on such other OTC market on the valuation day. If a preferred security (other than preferred equity securities that are stated on a bond basis and preferred debt securities that are stated on an equity basis) is not listed on an exchange or NASDAQ, then the price will be supplied by a pricing vendor (“Pricing Vendor”), except in the case of auction rate preferred shares (if any) issued by a closed-end registered investment company, which will be valued at par.

For private investments in public equities, if any, the Adviser will value the security at the time of purchase at cost, with any subsequent valuation based on the market price for such issuer. For private investments that do not have a market price and for which the use of NAV as a practical expedient under ASC 820 would not be applicable, a third party firm that provides valuation services will be engaged to provide a valuation for such investments on a quarterly basis.

Debt securities will be valued at prices supplied by a Pricing Vendor; except that (1) for corporate debt obligations (including convertible securities listed on an exchange or NASDAQ), the value of the security will be the last sale price on that exchange or NASDAQ on the valuation day; and (2) short-term instruments purchased with a remaining maturity of (or put option exercisable in) 60 days or less, maturing at par, will be valued at amortized cost unless the investment adviser determines that such value is not reliable, in which case the investment adviser may rely on a value from the appropriate Pricing Vendor.

Exchange-traded options and futures contracts will be valued as follows: (1) option contracts on securities, currencies and other financial instruments traded on one or more exchanges will be valued on the valuation day at the last sale price from any exchange on which the option is listed. If no such sales are reported, such instruments will be valued at the mean of the closing bid and ask prices on the valuation day as reported by such exchange the Options Price Reporting Authority; (2) Flexible Exchange Options (also known as “Flex Options”) traded at the Chicago Board Options Exchange and cleared by the Options Clearing Corporation (“OCC”) will be valued by the OCC; and (3) futures positions on securities and currencies will be valued at closing settlement prices on the valuation day.

We may hold a substantial amount of securities that are privately issued, illiquid or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by us for which, in the judgment of our Adviser, reliable market quotations are not readily available, pricing service does not provide a valuation, or provides a valuation that in the judgment of our Adviser is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date.

Because the subsidiary C corporation through which we invest in Master Limited Partnerships is treated as a regular taxable corporation, for U.S. federal income tax purposes the subsidiary C corporation will incur tax expenses. In calculating our daily net asset value, we will, among other things, account for the subsidiary C corporation’s deferred tax liability and/or asset balances.

The subsidiary C corporation will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received on equity securities of Master Limited Partnerships considered to be return of capital. Any deferred tax liability balance of the subsidiary C corporation will reduce our net asset value.

The subsidiary C corporation will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of the subsidiary C corporation’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase our net asset value. To the extent the subsidiary C corporation has a deferred tax asset balance, we will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the subsidiary C corporation’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), we will assess a valuation allowance to reduce some or all of the subsidiary C corporation’s deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. We will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. Our assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future Master Limited Partnership cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the subsidiary C corporation’s investments in equity securities of Master Limited Partnerships or any other securities or assets. Significant weight is given to our forecast of future taxable income, which is based on, among other factors, the expected continuation of Master Limited Partnership cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the Master Limited Partnership cash distributions at or near current levels in the future and the resultant generation of taxable income. We will assess whether a valuation allowance is required to offset some or all of any deferred tax asset of the subsidiary C corporation in connection with the calculation of our net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates we used in calculating our daily net asset value, the application of such final valuation allowance could have a material impact on our net asset value.

The subsidiary C corporation’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. We will rely to some extent on information provided by Master Limited Partnerships regarding the tax characterization of the distributions made by such Master Limited Partnerships, which may not be provided to us on a timely basis, to estimate the subsidiary C corporation’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. If such information is not received from such Master Limited Partnerships on a timely basis, we will estimate the tax characterization of the distributions received by the subsidiary C corporation based on average historical tax characterization of distributions made by Master Limited Partnerships. Our estimates regarding the subsidiary C corporation’s deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the subsidiary C corporation’s deferred tax liability and/or asset balances used to calculate our net asset value could vary dramatically from the subsidiary

C corporation’s actual tax liability and, as a result, the determination of the subsidiary C corporation’s actual tax liability may have a material impact on our net asset value. Our daily net asset value calculation will be based on then-current estimates and assumptions regarding the subsidiary C corporation’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to us at such time. From time to time, we may modify estimates or assumptions regarding the subsidiary C corporation’s deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of our estimates or assumptions regarding the subsidiary C corporation’s deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in our net asset value per share, which could be material.

DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of Delaware law, our Declaration of Trust and Bylaws. This summary is not necessarily complete, and we refer you to the Delaware law and our Declaration of Trust and Bylaws for a more detailed description of the provisions summarized below.

SHARES OF BENEFICIAL INTEREST

Our authorized shares consist of an unlimited number of shares of beneficial interest, $0.01 par value per share, all of which are initially classified as common shares. There is currently no market for our common shares, and we can offer no assurances that a market for our shares will develop in the future. It is anticipated that our common shares will be approved for listing on the NYSE, subject to notice of issuance. The trading or “ticker” symbol of our common shares is expected to be “SMF.” There are no outstanding options or warrants to purchase our shares. No shares have been authorized for issuance under any equity compensation plans. Under Delaware law, our shareholders generally are not personally liable for our debts or obligations.

Our Board of Trustees may, without any action by our shareholders, from time to time increase or decrease the aggregate number of shares or the number of shares of any class or series that we have authority to issue under our Declaration of Trust and under the 1940 Act. In addition, our Declaration of Trust authorizes the Board of Trustees to approve the issuance of other securities, including preferred shares, without the approval of the holders of our common shares. Although we have no present intention of doing so, we could issue a class or series of shares that could delay, defer or prevent a transaction or change in control of us that might otherwise be in the shareholders’ best interest.

COMMON SHARES

General. All common shares offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All common shares offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of common shares are entitled to receive Distributions when authorized by the Board of Trustees and declared by us out of assets legally available for the payment of Distributions. Holders of common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Common shares are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All common shares have equal earnings, assets, distribution, liquidation and other rights.

Distributions. Distributions may be paid to the holders of our common shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available therefor.

The yield on our common shares will likely vary from period to period depending on factors, including the following:

•	market conditions;
•	the timing of our investments;
•	the securities comprising our portfolio;
•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);
•	the amount and timing of the use of Financial Leverage by us;
•	the effects of Financial Leverage on our common shares (discussed above under “Use of Leverage”);
•	the timing of the investment of proceeds from this offering and proceeds from Financial Leverage; and
•	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common shares, and the yield for any given period is not an indication or representation of future yield on our common shares.

Limitations on Distributions. So long as senior securities representing indebtedness are outstanding, holders of common shares will not be entitled to receive any Distributions from us unless (1) there is no event of default existing under the terms of such Indebtedness, (2) our asset coverage (as defined in the 1940 Act) with respect to any outstanding Indebtedness would be at least 300% and (3) the assets in our portfolio meet certain asset coverage requirements as set forth by each applicable rating agency, in each case, after giving effect to Distributions.

If any preferred shares are outstanding, holders of common shares or other shares will not be entitled to receive any Distributions from us unless (1) we have paid all accumulated dividends on the preferred shares, (2) we have redeemed the full number of preferred shares required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such preferred shares, (3) our asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred shares would be at least 200%, (4) the assets in our portfolio meet certain asset coverage requirements as set forth by each applicable rating agency, in each case, after giving effect to Distributions and (5) there is no event of default existing under the terms of any borrowings, in each case, after giving effect to such Distributions. See “Use of Leverage.”

Liquidation Rights. Common shareholders are entitled to share ratably in the assets legally available for distribution to shareholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of our shares, including preferred shares (if any).

Voting Rights. Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of the shareholders, including the election of Trustees. The presence of the holders of common shares entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of shareholders. Our Declaration of Trust provides that, except as otherwise provided in the Bylaws, a Trustee shall be elected by the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote thereon. There is no cumulative voting in the election of Trustees. Consequently, at each annual meeting of shareholders, the holders of a majority of the outstanding shares entitled to vote will be able to elect all of the successors of the class of Trustees whose terms expire at that meeting, provided that holders of preferred shares, if any are outstanding, have the right to elect two Trustees at all times. Pursuant to our Declaration of Trust and Bylaws, the Board of Trustees may amend the Bylaws to alter the vote required to elect Trustees.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of shareholders in each fiscal year. If we are converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of shareholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of shareholders.

Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price of common shares of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the net asset value of such company’s common shares (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common shareholders. Any sale of common shares by us will be subject to the requirements of the 1940 Act.

CREDIT FACILITY

The Fund may borrow money to the extent permitted by the 1940 Act and currently anticipates that it will enter into at least one credit facility. The Fund may enter into definitive agreements with respect to such credit facilities in an amount not to exceed the limits permitted under the 1940 Act. Such credit facilities may be committed or uncommitted and are not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under a credit facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under any credit facility against liabilities they may incur in connection with such credit facility. The Fund may be required to pay commitment fees under the terms of any such credit facility.

In addition, the Fund expects that such credit facilities would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its total assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. Moreover, the credit facility may be short-term and any renewal may be on terms different to, and less favorable than, those discussed above. Failure to renew such short-term credit facility may have a materially adverse impact on the Fund. Lastly, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

PREFERRED SHARES

Our Declaration of Trust authorizes our Board of Trustees to approve the issuance of other securities, including preferred shares, without the approval of the holders of our common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. We may elect to issue preferred shares as part of our leverage strategy.

Prior to issuance of shares of each class or series, our Board of Trustees is required by our Declaration of Trust to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Trustees could authorize the issuance of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common shares or otherwise be in their best interest. You should note, however, that any issuance of preferred shares must comply with the requirements of the 1940 Act.

Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of our common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of our Trustees at any time two years’ dividends on any preferred shares are unpaid.

CERTAIN PROVISIONS OF THE DELAWARE STATUTORY TRUST ACT AND OUR DECLARATION OF TRUST

Anti-Takeover Provisions in the Declaration of Trust. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for cause only, provided the aggregate number of Trustees after such removal shall not be fewer than three, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent of the common shares then entitled to vote in an election of such Trustee. In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of common shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities Exchange Commission for the full text of these provisions.

Classified Board of Trustees. Under our Declaration of Trust, upon the closing of this offering, our Board of Trustees will be divided into three classes of Trustees serving staggered three-year terms. The term of the first class will expire in 2012 and the terms of the second and third classes will expire in 2013 and 2014, respectively, and when their successors are duly elected and qualified. At each annual meeting of our shareholders, the successors to the class of Trustees whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Trustees will help to ensure the continuity and stability of our management and policies.

CLOSED-END FUND STRUCTURE; REPURCHASE OF COMMON SHARES AND CONVERSION TO OPEN-END FUND

CLOSED-END FUND STRUCTURE

We are a non-diversified closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of Distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our shareholders. However, the Board of Trustees may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount (if such discount exists). Such actions may include open market repurchases or tender offers for our common shares at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common shares trading at a price equal to or close to net asset value per common share. Based on the determination of the Board of Trustees in connection with this initial public offering of our common shares that the closed-end structure is desirable in light of our investment objective and policies, it is highly unlikely that the Board would vote to convert us to an open-end investment company.

REPURCHASE OF COMMON SHARES

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of our common shareholders for the Fund to take corrective actions to reduce trading discounts in our common shares. The Board, in consultation with the Adviser, may review the possibility of open market repurchases of and/or tender offers for our common shares and will consider such factors as the market price of our common shares, the net asset value of our common shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in our common shares trading at a price equal to or approximating their net asset value. The Board, in consultation with the Adviser, may from time to time review other possible actions to reduce trading discounts in our common shares.

CONVERSION TO OPEN-END FUND

To convert the Fund to an open-end investment company, the Fund’s Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case the favorable vote of “a majority of the outstanding voting securities” will be required, which as defined in the 1940 Act and used herein means the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, which could eliminate or alter the leveraged capital structure of the Fund with respect to our common shares. Following any such conversion, it is also possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, our common shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities is made, investors may incur brokerage costs in connection with converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Fund’s investment objectives and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of our counsel, K&L Gates LLP.

This section and the discussion in our SAI is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not included tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common shares as capital assets within the meaning of the Code. The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. shareholder” generally is a beneficial owner of our common shares who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•

a trust if a court within the United States can exercise primary supervision over its administration, and one or more United States persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a U.S. trust).

A “Non-U.S. shareholder” is a beneficial owner of our common shares that is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding our common shares should consult its tax advisers with respect to the purchase, ownership and disposition of our common shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

QUALIFICATION AS A RIC

We intend to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as we qualify, we (but not our shareholders) will not be subject to federal income tax on the part of our net ordinary income and net realized capital gains that we distribute to our shareholders. In order to qualify as a RIC for federal income tax purposes, we must meet three key tests, which are described below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify us from RIC tax treatment for the entire year. However, in certain situations we may be able to take corrective action within 30 days of the end of a quarter, or within 6 months of the end of a quarter if the failure is de minimis and certain other requirements are met, which would allow us to remain qualified.

The Income Test. At least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent we hold interests in entities that are taxed as grantor trusts for federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

The Diversification Tests. We must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in (a) the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, (b) the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (c) the securities of one or more qualified publicly traded partnerships. We refer to these tests as the “Diversification Tests.”

The Annual Distribution Requirement. Our deduction for dividends paid to our shareholders during the taxable year must equal or exceed 90% of the sum of (i) our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) our net tax-exempt interest, if any (the excess of our gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, we may elect to treat as paid on the last day of the fiscal year all or part of any distributions that we declare after the end of our taxable year. Such distributions must be declared before the due date for filing our tax return, including any extensions. We intend to distribute at least annually substantially all of such income. We will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of our taxable year (which we intend to continue to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which we paid no federal income tax. We refer to this distribution requirement as the “Excise Tax Avoidance Requirement.” While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

A Distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by us during January of the following year. Any such Distributions paid during January of the following year will be deemed to be received on December 31 of the year the Distributions are declared, rather than when the Distributions are received.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a Distribution to our shareholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Investments by us in certain “passive foreign investment companies” (“PFICs”) could subject us to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making Distributions to shareholders. Elections may be available to us to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections would generally function to accelerate the recognition of income without a corresponding receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed above applicable to qualified dividend income.

In order to increase our investments in Master Limited Partnerships, we may invest in one or more subsidiary C corporations that invest in Master Limited Partnerships. In addition, equity securities issued by certain non-traded limited partnerships (or other “pass-through” entities, such as grantor trusts) in which we invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we may form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships or other pass-through entities as reduced by income taxes paid by such subsidiaries and other expenses.

We are authorized to borrow funds and to sell assets in order to satisfy Distribution requirements. However, under the 1940 Act, we are not permitted to make Distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Description of Capital Structure.” Moreover, our ability to dispose of assets to meet our Distribution requirements may be limited by other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

TAXATION OF U.S. SHAREHOLDERS

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. Distributions of our net capital gains (which are, generally, our net long-term capital gains in excess of net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains currently at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its common shares and regardless of whether paid in cash or reinvested in additional common shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S.

shareholder. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2012, if the Distributions are attributable to common shares held by the U.S. shareholder for more than one year. To the extent that Distributions paid by us are attributable to dividends received by us from corporations, our Distributions may be eligible for the maximum tax rate of 15% currently applicable to qualified dividend income, or for the dividends received deduction, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2012.

Under the DRIP, a U.S. shareholder can have all cash distributions automatically reinvested in additional common shares. See “Distribution Reinvestment Plan.” Any Distributions reinvested under the DRIP will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted basis in the additional common shares purchased through the DRIP equal to the amount of the reinvested Distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” We cannot, however, treat any of our “investment company taxable income” as a “deemed distribution.” If we designate any of our retained capital gains as a deemed distribution, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for his, her or its common shares. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for federal income tax. A shareholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our shareholders and this may affect the shareholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each shareholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the Distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the dividend was declared.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of his, her or its common shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if the shareholder has held his, her or its shares for more than one year and such shares are held as capital assets. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of our common shares held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.

In addition, all or a portion of any loss recognized upon a disposition of our common shares may be disallowed if our common shares are purchased (whether through reinvestment of Distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum federal income tax rate of 15% (for taxable years beginning on or before December 31, 2012) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. The maximum federal income tax rate on the net capital gain of individual U.S. shareholders is currently scheduled to increase to 20% for taxable years beginning after December 31, 2012. Corporate U.S. shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per Distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s Distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for treatment as “qualified dividends”). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. shareholder’s particular situation. To the extent that Distributions paid by us are attributable to dividends received by us from corporations, dividends distributed by us may be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2012.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28% from all taxable Distributions to any non-corporate U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability and may entitle such shareholder to a refund, provided that proper information is timely provided to the IRS.

Recently-enacted legislation requires certain U.S. shareholders who are individuals, estates or trusts to pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of shares for taxable years beginning after December 31, 2012. U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and disposition of our common shares.

TAXATION OF NON-U.S. SHAREHOLDERS

Whether an investment in our shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. shareholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a Non-U.S. shareholder are transformed into dividends that are subject to U.S. income tax as described below. Non-U.S. shareholders should consult their tax advisers before investing in our common shares.

Distributions of our “investment company taxable income” to Non-U.S. shareholders (including interest income and the excess of net short-term capital gain over net long-term capital losses) will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the Distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. shareholder. In such latter case, the Distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and we will not be required to withhold federal tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of our net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of our common shares, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. shareholder in the United States, or (b) the Non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on the non-U.S. shareholder’s sale of our common shares will be subject to federal income tax if we are or have been a “United States real property holding corporation” for federal income tax purposes at any time during the shorter of the five-year period ending on the date the non-U.S. shareholder sells our common shares and such shareholder held more than 5% of our common shares at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of our common shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the DRIP, a non-U.S. shareholder can have all cash Distributions automatically reinvested in additional common shares. See “Distribution Reinvestment Plan.” If the Distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the non-U.S. shareholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common shares. If the Distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the Distribution will be reinvested in the DRIP and will nevertheless be subject to federal income tax at the ordinary income rates applicable to U.S. shareholders. The non-U.S. shareholder will have an adjusted basis in the additional common shares purchased through the DRIP equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. shareholder’s account.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Recently-enacted legislation generally imposes a U.S. withholding tax of 30% on payments to certain foreign entities, after December 31, 2012, of U.S.-source dividends and the gross proceeds from dispositions of shares that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of our common shares.

FAILURE TO QUALIFY AS A RIC

If, in any taxable year, we fail to qualify as a RIC, we would be taxed in the same manner as an ordinary corporation and Distributions from earnings and profits (as determined under federal income tax principles) to our shareholders would not be deductible by us in computing our taxable income. In such case, under current law Distributions to our shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders (provided that certain holding period and other requirements were met), and (ii) for the dividends-received deduction in the case of corporate shareholders. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining Distributions would be treated as a capital gain. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial Distributions before requalifying as a RIC that is accorded special tax treatment.

Tax matters are very complicated, and the federal, state and local tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

TAX RISKS

Investing in our securities involves certain tax risks, which are more fully described in the sections “Risk Factors—Risks Related to Our Investments and Investment Techniques—Tax Risks” and “Risk Factors— Risks Related to Our Business and Structure—Tax Risks.”

UNDERWRITING

Stifel, Nicolaus & Company, Incorporated, RBC Capital Markets, LLC, Morgan Keegan & Company, Inc., Oppenheimer & Co. Inc., Robert W. Baird & Co. Incorporated and BB&T Capital Markets, a division of Scott & Stringfellow, LLC, are acting as joint book-running managers of the offering and as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriters	Number of shares
Stifel, Nicolaus & Company, Incorporated
RBC Capital Markets, LLC
Morgan Keegan & Company, Inc.
Oppenheimer & Co. Inc.
Robert W. Baird & Co. Incorporated
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
Davenport & Company LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Ladenburg Thalmann & Co. Inc.
Madison Williams and Company LLC
Maxim Group LLC
Wedbush Securities Inc.
Wunderlich Securities, Inc.

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all of the shares (other than those covered by the over-allotment option described below) if they purchase any of the shares.

Our common shares are offered subject to a number of conditions, including:

•	receipt and acceptance of our common shares by the underwriters; and
•	the underwriters’ right to reject orders in whole or in part.

We and, separately, Salient have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments that the underwriters may be required to make because of any of those liabilities.

OVER-ALLOTMENT OPTION

We have granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to             additional common shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent that the option is exercised, each underwriter will be obligated to purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

COMMISSIONS AND DISCOUNTS

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $             per share. The underwriters may allow, and dealers may re-allow, a concession not to exceed $             per share on sales to other dealers. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. The representatives have advised us that the underwriters do not intend sales to discretionary accounts to exceed five percent of the total number of our common shares offered by them.

The following table shows the sales load that we will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional common shares.

	Paid by us
	No exercise		Full exercise
Per Share		$1.125		$1.125
Total	$		$

We estimate that we will incur approximately $             in offering expenses in connection with this offering, which represents $            per share. Our Adviser has agreed to pay all organizational expenses and the amount by which the aggregate of all our offering costs (other than sales load) exceeds $0.05 per share.

The sales load and underwriting discount is equal to 4.5% of the initial offering price. Investors must pay for their shares on or before             , 2011.

NO SALES OF SIMILAR SECURITIES

Certain officers of Salient, including all of our officers, and certain of our Trustees, are expected to purchase approximately $             of our common shares at the public offering price in this offering. We, Salient and certain officers of Salient, including all of our officers, and certain of our Trustees, who purchase common shares in this offering have agreed that, for a period of 180 days from the date of this prospectus, we and they will not, without the prior written consent of the representatives

•

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase lend or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares;

•	file any registration statement with the Securities and Exchange Commission relating to the offering of any common shares or any securities convertible into or exercisable for common shares; or
•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares;

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise. The representatives in their sole discretion may release any of the securities subject to this lock-up agreement at any time without notice. In the event that either (x) during the last 17 days of the 180-day period referred to above, we issue an earnings release or a press release announcing a significant event or (y) prior to the expiration of such 180 days, we announce that we will release earnings or issue a press release announcing a significant event during the 18-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings or the press release.

NYSE LISTING

It is anticipated that our common shares will be approved for listing on the NYSE, subject to notice of issuance. The trading or “ticker” symbol of our common shares is expected to be “SMF.” In order to meet the requirements for listing on that exchange, the underwriters have undertaken to sell a minimum number of common shares to a minimum number of beneficial owners as required by that exchange. The minimum investment requirement is 100 common shares.

Prior to this offering, there has been no public market for our common shares. Consequently, the initial public offering price for the shares was determined by negotiations between us and the representatives. We cannot assure you, however, that the prices at which the shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in our common shares will develop and continue after this offering.

PRICE STABILIZATION, SHORT POSITIONS

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common shares, including:

•	stabilizing transactions;
•	short sales;
•	purchases to cover positions created by short sales;
•	imposition of penalty bids; and
•	syndicate covering transactions

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common shares while this offering is in progress. These transactions may also include making short sales of our common shares which involve the sale by the underwriters of a greater number of common shares than they are required to purchase in this offering.

Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked short sales,” which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

The underwriters may close out any naked short sale position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of common shares in the open market that could adversely affect investors who purchased in this offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the other underwriters a portion of the underwriting discounts and commissions received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of our common shares may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on the NYSE or in the over-the-counter market, or otherwise.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common shares. In addition, neither we nor any of the underwriters make any representation that the underwriters will engage in these stabilizing transactions or that any transaction, if commenced, will not be discontinued without notice.

AFFILIATIONS

The underwriters may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business.

ELECTRONIC DELIVERY

A prospectus in electronic format may be made available by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

The principal business addresses of Stifel, Nicolaus & Company, Incorporated is One South St., 15th Floor, Baltimore, MD 21202. The principal business address of RBC Capital Markets, LLC is Three World Financial Center, 200 Vesey Street, 8th Floor, New York, New York 10281. The principal business address of Morgan Keegan & Company, Inc. is 50 N. Front St., 17th Floor, Memphis, TN 38103. The principal business address of Oppenheimer & Co. Inc. is 300 Madison Avenue, New York, NY 10017. The principal business address of Robert W. Baird & Co. Incorporated is 8000 Maryland Avenue, Suite 500, St. Louis, MO 63105. The principal business address of BB&T Capital Markets, a division of Scott & Stringfellow, LLC is 901 East Byrd Street, Ste. 300, Richmond, VA 23219.

ADDITIONAL COMPENSATION TO BE PAID BY OUR ADVISER

Our Adviser (and not us) has agreed to pay, from its own assets, a structuring fee to Stifel Nicolaus & Company, Incorporated in the amount of $            , who may then allocate the fee among the other underwriters. In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), the structuring fee will be paid by our Adviser for advice to our Adviser relating to the structure, design and organization of the Fund. These services are unrelated to our Adviser’s function of advising us as to its investments in securities or use of investment strategies and investment techniques.

In addition to the structuring fee and subject to completion of this offering, our Adviser has agreed to pay an incentive fee to              in the amount of $             to              in the amount of $             to              in the amount of $             to              in the amount of $             and to              in the amount of $            . The incentive fees are payable based on the dollar volume of common shares purchased by each underwriter, without taking into account the underwriting discount.

Total underwriting compensation determined in accordance with the Financial Industry Regulatory Authority, Inc. (“FINRA”) rules is summarized as follows. The sales load that we will pay of $1.125 per share is equal to 4.5% of gross proceeds. We have agreed to reimburse the underwriters the reasonable fees and disbursements of counsel to the underwriters in connection with the review by FINRA of the terms of the sale of the common shares, the filing fees incident to the filing of marketing materials with FINRA and the transportation and other expenses incurred by the underwriters in connection with presentations to prospective purchasers of the common shares, in an amount not to exceed $            in the aggregate, which amount will not exceed     % of gross proceeds. Our Adviser (and not us) will pay structuring and incentive fees as described above. Total compensation to the underwriters will not exceed 8.0% of gross proceeds.

TRANSFER AGENT AND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC acts as our transfer agent and dividend-paying agent. . For its services, U.S. Bancorp Fund Services, LLC receives a fixed fee per account. We will reimburse U.S. Bancorp Fund Services, LLC for certain out-of-pocket expenses, which may include payments by U.S. Bancorp Fund Services, LLC to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to U.S. Bancorp Fund Services, LLC in connection with maintaining common shareholder accounts.

As administrator, U.S. Bancorp Fund Services, LLC provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. U.S. Bancorp Fund Services, LLC is located at 615 East Michigan Street, Milwaukee, WI 53202.

CUSTODIAN

U.S. Bank N.A. is the custodian of our common shares and other assets. U.S. Bank N.A. is located at 1555 N. River Center Drive, Suite 302; Milwaukee, Wisconsin 53212.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. KPMG is located at 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

LEGAL MATTERS

Certain legal matters in connection with the common shares offered hereby will be passed upon for us by K&L Gates LLP, Boston, Massachusetts and for the underwriters by Andrews Kurth LLP, New York, New York.

Until             , 2011 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to each dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

Shares

Common Shares

PROSPECTUS

                    , 2011

Stifel Nicolaus Weisel

RBC Capital Markets

Morgan Keegan

Oppenheimer & Co.

Baird

BB&T Capital Markets

Davenport & Company LLC

J.J.B. Hilliard, W.L. Lyons, LLC

Ladenburg Thalmann & Co. Inc.

Madison Williams

Maxim Group LLC

Wedbush Securities Inc.

Wunderlich Securities

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion, dated May 25, 2011

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

STATEMENT OF ADDITIONAL INFORMATION

Salient MLP & Energy Infrastructure Fund (referred to herein as the “Fund” or “we,” “our” or “us,”) a Delaware statutory trust, is a non-diversified closed-end management investment company. Salient Capital Advisors, LLC (referred to herein as “SCA” or the “Adviser”) is our investment adviser, responsible for implementing and administering our investment strategy. SCA is managed by Salient Capital Management, LLC, a Delaware limited liability company (“SCM”). SCA and SCM are subsidiaries of Salient Partners, L.P., a Delaware limited partnership (“SPLP”) (collectively, SCA, SCM, SPLP and their affiliated companies are hereinafter referred to as “Salient”).

This Statement of Additional Information (the “SAI”) relating to the offering of our common shares does not constitute a prospectus but should be read in conjunction with our prospectus relating thereto dated     , 2011. This SAI does not include all of the information that a prospective investor should consider before purchasing any of our common shares. Investors should obtain and read our prospectus prior to purchasing any of our securities. A copy of our prospectus may be obtained from us without charge by calling (800) 809-0525 or on the SEC’s website (www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

This SAI is dated             , 2011.

GLOSSARY OF KEY TERMS

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in our prospectus and this SAI. These definitions may not correspond to standard sector definitions.

“Energy Infrastructure Companies” means companies that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

“General Partner MLPs” means Master Limited Partnerships whose assets consist of ownership interests of an affiliated Master Limited Partnership (which may include general partner interests, incentive distribution rights, common units and subordinated units).

“Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Energy Infrastructure Companies” means companies, other than Midstream MLPs, that own and operate Midstream Assets. Such companies are not structured as Master Limited Partnerships and are taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets. Midstream MLPs also include (a) MLPs that provide transportation and distribution services of energy related products through the ownership of marine transportation vessels, (b) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (c) MLP Affiliates of Midstream MLPs.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Energy Infrastructure Companies.

“MLPs” means entities that are structured as Master Limited Partnerships and their affiliates and includes Midstream MLPs and MLP Affiliates.

“MLP Affiliates” means affiliates of Master Limited Partnerships substantially all of whose assets consist of units or ownership interests of an affiliated Master Limited Partnership (which may include general partner interests, incentive distribution rights, common units and subordinated units) and are structured as C Corporations. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“Other Energy Infrastructure Companies” means Energy Infrastructure Companies, excluding MLPs and Midstream Energy Infrastructure Companies.

INVESTMENT OBJECTIVE

Our investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to our shareholders (“Distributions”). Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding voting securities”. When used with respect to our voting securities, a “majority of the outstanding voting securities” means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

We seek to achieve our investment objective by investing at least 80% of our total assets in securities of MLPs and Energy Infrastructure Companies. We anticipate that the majority of our investments will consist of investments in Midstream MLPs and Midstream Energy Infrastructure Companies. There can be no assurance that we will achieve our investment objective.

INVESTMENT POLICIES

The following investment policies, along with our investment objective, are our only fundamental policies — that is, policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities:

(1) We may not purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided, however, that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(2) We may not purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of the ownership of securities or other instruments; provided, however, that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(3) We may not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Leverage” and “Risk Factors — Risks Related to Our Business and Structure — Use of Leverage” in the prospectus.

(4) We may not make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objective and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

(5) We may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

(6) We will concentrate our investments the energy and energy infrastructure industries through investments in MLPs, Energy Infrastructure Companies, Midstream MLPs, Midstream Energy Infrastructure Companies and Other Energy Infrastructure Companies; and we may not concentrate our investments in any other particular “industry” as that term is used in the 1940 Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

The following investment policies are considered non-fundamental and may be changed by the Board of Trustees without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. Under normal market conditions:

(1)	We will invest at least 80% of our total assets in securities of MLPs and Energy Infrastructure Companies.

(2)	We will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares, preferred shares and convertible securities in MLPs, Energy Infrastructure Companies, Midstream MLPs, Midstream Energy Infrastructure Companies and Other Energy Infrastructure Companies.

(3)	We may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited

Partnerships. This limit does not apply to securities issued by MLP Affiliates, which are not treated as publicly traded partnerships for federal income tax purposes, or investments made into Master Limited Partnerships by any subsidiary C corporation owned by us.

(4)	We may invest up to but not more than 25% of our total assets into subsidiary C corporations which in turn may invest up to 100% of their assets into equity or debt securities of Master Limited Partnerships.

(5)	We will invest at least 50% of our total assets in securities of Midstream MLPs and Midstream Energy Infrastructure Companies.

(6)	We may invest up to but not more than 50% of our total assets in unregistered or otherwise restricted securities of MLPs and Energy Infrastructure Companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 10% of our total assets may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

(7)	We may invest up to but not more than 25% of our total assets in debt securities of Energy Infrastructure Companies. Up to but not more than 15% of our total assets may be invested in unrated debt securities. The balance of such debt investments may be invested in securities which are rated, at the time of investment, at least Baa (or an equivalent rating) by a nationally recognized ratings agency at the time of investment. For the purposes of determining if an investment satisfies this test, we will look to the highest credit rating on such debt investment.

(8)	We may invest up to but not more than 10% of our total assets in any single issuer other than any Subsidiary C corporation owned by us.

(9)	We may utilize financial leverage, which may include the use of bank debt and other forms of borrowings (“Indebtedness”) and the issuance of senior securities or preferred shares (“Leverage Instruments” and, together with Indebtedness, “Financial Leverage”) and expect to utilize Financial Leverage in an amount that represents approximately 25% of our total assets. However, based on market conditions at the time, we may use Financial Leverage in amounts that represent greater than 25% of our total assets to the extent permitted by the 1940 Act.

The percentage limitations applicable to our portfolio described above apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of MLPs and Energy Infrastructure Companies, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy. We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.

For purposes of the temporary investment positions that we take (see “Our Investments — Our Portfolio — Temporary Defensive Position” in this SAI), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

(1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit we purchase may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

OUR INVESTMENTS

Description of Midstream Assets

Midstream Assets are the assets used by Energy Infrastructure Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products such as natural gas and natural gas liquids and oil (i.e., where it is produced) and the end users (i.e., where it is consumed). Midstream Assets include those used in transporting, storing, gathering, treating, processing, distributing or marketing of natural gas, natural gas liquids, oil or refined products.

Natural gas related Midstream Assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treating plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the country to satisfy end-user demand. During the transportation process, natural gas may be placed in storage facilities, which consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas.

Similarly, Midstream Assets transport crude oil by pipeline and truck from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products.

Refined products are then transported by pipeline from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.

Owners of Midstream Assets generally do not own the energy products flowing through their assets and, as a result, are not directly exposed to commodity price risk. Instead, Midstream Assets often charge a fee determined primarily by volume handled and service provided. Furthermore, the fee charged for such service is often regulated by the Federal Energy Regulatory Commission or a similar state agency.

Description of Master Limited Partnerships

Master Limited Partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master Limited Partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships.

The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a Master Limited Partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master Limited Partnerships organized as limited partnerships generally have a general partner interest and two classes of limited partner interests — common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the Master Limited Partnership.

Master Limited Partnerships are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid while any subordinated units remains outstanding. Once common units have been paid, subordinated units receive distributions in an amount up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD that is paid with respect to both common and subordinated units is generally distributed to both common and subordinated units on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such Master Limited Partnerships.

The Master Limited Partnerships in which we may directly or indirectly invest are currently classified by us as Midstream MLPs and MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. As described below, we further sub-categorized these Master Limited Partnerships into the following groups:

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Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs include MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats). Midstream MLPs also include (a) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (b) MLP Affiliates of Midstream MLPs.

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MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. Such MLPs can be classified into one of the following groups:

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“Upstream MLPs” are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies and the exploration and development of existing resources.

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“Coal MLPs” are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

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“Propane MLPs” are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

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Master Limited Partnerships may also own other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or provide energy-related services, such as refining and distribution of specialty refined products. While these Master Limited Partnerships do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for federal tax treatment as partnerships.

Description of Midstream Energy Infrastructure Companies

Midstream Energy Infrastructure Companies include companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent a majority of their assets. These companies are typically structured as corporations and the common stock of such companies is typically listed and traded on a U.S. securities exchange. Often these companies are large, diversified Energy Infrastructure Companies with multiple operating divisions in addition to their midstream operations, such as exploration and production, electric generation and distribution and marketing and trading.

Description of Energy Infrastructure Companies

Energy Infrastructure Companies includes companies that (i) derive at least 50% of their revenues or operating income from operating assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets. These companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or electricity.

Energy Infrastructure Companies can be broadly divided into five groups:

Upstream:	Companies engaged in exploring, developing and producing natural gas, natural gas liquids, crude oil and coal.

Midstream:	Companies engaged in transporting, gathering, processing, storing and delivering of natural gas, natural gas liquids, crude oil and refined products for use by end users.

Downstream:	Companies engaged in refining, marketing and distributing crude oil and refined products to end customers.

Power:	Companies engaged in generating, transmitting and distributing electricity.

Energy Services:	Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.

For the purpose of this SAI, Other Energy Infrastructure Companies include all of the companies mentioned above except MLPs and Midstream Energy Infrastructure Companies.

Description of Canadian Income Trusts

Canadian Income Trust means a qualified income trust designated by the Canada Revenue Agency that derives income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of investments described below. We may invest in the equity securities of Master Limited Partnerships either directly or indirectly through one or more taxable subsidiary C corporations. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this SAI and the prospectus.

Equity Securities of Master Limited Partnerships. The following summarizes in further detail certain features of equity securities of Master Limited Partnerships. Also summarized below are certain features of i-shares, which represent an ownership interest issued by an MLP Affiliate.

Common Units. Common units represent a Master Limited Partnership limited partner interest and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of such Master Limited Partnership. We intend to purchase common units in market transactions as well as in primary issuances directly from the Master Limited Partnership or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and, in most instances, have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units to the remaining assets of such Master Limited Partnership, but are subordinated to debt and preferred units in the event of a liquidation.

Subordinated Units. Subordinated units are typically issued by Master Limited Partnerships to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the Master Limited Partnership, and outside investors such as us. We may purchase subordinated units from these persons as well as newly issued subordinated units from the Master Limited Partnerships. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors.

General Partner Interests. General partner interests of Master Limited Partnerships are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the Master Limited Partnership, and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in such general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the Master Limited Partnership. General partner interests receive cash distributions, typically 2% of the Master Limited Partnership’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the Master Limited Partnership if the unitholders of the Master Limited Partnership choose to remove the general partner, typically with a supermajority vote by the limited partners.

Incentive Distribution Rights (“IDRs”). Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest (typically a general partner interest and subordinated units) in the Master Limited Partnership and permit the holder to receive a disproportionate share of the cash distributions above stated levels.

I-Shares. We will directly invest in i-shares or other securities issued by MLP Affiliates. I-shares represent an ownership interest issued by an affiliated party of a Master Limited Partnership. The MLP Affiliate uses the proceeds from the sale of i-shares to purchase limited partner interests in the Master Limited Partnership in the form of i-units. I-units have similar features as common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP Affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the common units. Similarly, holders of i-shares will receive additional i-shares, in the same proportion as the MLP Affiliate’s receipt of i-units, rather than cash distributions. I-shares themselves have limited voting rights which are similar to those applicable to common units. The MLP Affiliate issuing the i-shares is structured as a corporation for federal income tax purposes and is not treated as a partnership for federal income tax purposes.

Equity Securities of Midstream Energy Infrastructure Companies and Other Energy Infrastructure Companies. Equity securities of Midstream Energy Infrastructure Companies and Other Energy Infrastructure Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common shares are typically entitled to one vote per share on all matters to be voted on by shareholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Infrastructure Companies generally convert according to set ratios into common shares and are, like preferred equity, entitled to a wide range of voting and other rights. These securities are typically listed and traded on U.S. securities exchanges or over-the-counter. We intend to invest in equity securities of Midstream Energy Infrastructure Companies primarily through market transactions as well as primary issuances directly from such Companies or other parties in private placements.

Securities of Private Midstream Partnership and Private Midstream Energy Infrastructure Companies. Our investments in the equity securities of private Midstream MLPs and private Midstream Energy Infrastructure Companies will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with an existing MLP within approximately one to two years. We expect that such companies will typically be partnerships structured like Master Limited Partnerships. Our investments will typically be common units and subordinated units of such entity.

Debt Securities of Energy Infrastructure Companies. The debt securities in which we will invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. Up to but no more than 10% of our total assets may be invested in unrated debt securities. The balance of such debt investments may be invested in debt securities which are rated, at the time of investment at least B- (or an equivalent rating) by a nationally recognized ratings agency at the time of investment. For the purposes of determining if an investment satisfies this test, we will look to the highest credit rating on such debt instrument. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.

Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, Salient’s research and credit analysis is a particularly important part of making investment decisions on securities of this type. Salient will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition Salient believes is sufficient to meet future obligations or has improved or is expected to improve in the future. Salient’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Debt Securities Risks” in our prospectus.

Temporary Defensive Position. During periods in which the Adviser determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our assets in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.

Our Use of Derivatives, Options and Hedging Strategies

Investment Practices

Interest Rate Swaps. We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Financial Leverage. Such interest rate swaps would principally be used to protect us against higher costs on our Financial Leverage resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies. We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” We do not intend to have a net short position that exceeds 2% of our total assets. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain Master Limited Partnerships and Canadian Income Trusts.

Other Risk Management Strategies. To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” in our prospectus.

Covered Calls. To a lesser extent, we currently expect to write call options for the purpose of generating additional income and realized gains or reducing our ownership of certain securities. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Portfolio Turnover. We anticipate that our annual portfolio turnover rate will range between 30% and 50%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters.”

Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a worse overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.

Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.

Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.

Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

At any time after the date of the prospectus and SAI, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.

MANAGEMENT

Trustees and Officers

Our business and affairs are managed under the direction of our Board of Trustees, including the duties performed for us under the Investment Management Agreement. The Trustees set broad policies for us and choose our officers. The Trustees who are not “interested persons” of our Adviser, its affiliates, or our underwriters as defined in the 1940 Act are referred to herein as “Independent Trustees.” The Trustees who are “interested persons” (as defined by the 1940 Act) are referred to herein as “Interested Trustees.”

Under our Agreement and Declaration of Trust (“Declaration of Trust”), upon the closing of this offering, our Board of Trustees will be divided into three classes of Trustees serving staggered three-year terms. The term of the first class will expire in 2012; terms of the second and third classes will expire in 2013 and 2014, respectively. At each annual meeting of our shareholders, the successors to the class of Trustees whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each Trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

•	Our class I Trustees will be Messrs. Powell, Johnson, Sherman and Reid, and their term will expire at the annual meeting of shareholders to be held in 2012.

•	Our class II Trustees will be Mr. Blaisdell, Dr. Harris and Ms. Bonding, and their term will expire at the annual meeting of shareholders to be held in 2013.

•	Our class III Trustees will be Messrs. Carroll, Schwinger and Linbeck, and their term will expire at the annual meeting of shareholders to be held in 2014.

None of our Independent Trustees or any of their immediate family members has ever been a director, officer or employee of our Adviser. We have no employees. Our officers are compensated by Salient.

The Trustees and officers of the Fund also may be directors or officers of some or all of the other registered investment companies managed by the Adviser (the “Fund Complex”). The table below shows, for each Trustee and executive officer, his or her full name, address and age, the position held with the Fund, the length of time served in that position, his or her principal occupation during the last five years, the number of portfolios in the Fund Complex overseen by the Trustee (the “Fund Complex” includes the Fund), and other directorships held by such Trustee during the last five years. The information in the table is current as of December 31, 2010. Unless otherwise noted, each Trustee or officer has served in his or her current principal occupation or (for Trustees) other directorships for the last five years. The address of each Trustee and officer is c/o Salient MLP & Energy Infrastructure Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Independent Trustees

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
Karin B. Bonding Age: 71	Trustee (Since 2011)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	4	The Endowment Funds (investment companies) (five funds); Brandes Investment Trust (investment companies) (four funds), since 2006; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010; the Salient Absolute Return Funds (3 funds), since 2010.

Jonathan P. Carroll Age: 49	Trustee (Since 2011)	President, Lazarus Financial LLC (holding company) since 2006; private investor for past sixteen years.	4	The Endowment Funds (investment companies) (five funds); Lazarus Financial LLC, Lazarus Energy Holdings LLC and affiliates, since 2006; the Salient Absolute Return Funds (3 funds), since 2010.

Dr. Bernard A.	Trustee	Chief Executive Officer and	4	The Endowment Funds

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
Harris Age: 54	(Since 2011)	Managing Partner, Vesalius Ventures, Inc. (venture investing), since 2002; President, The Space Agency (marketing) since 1999; President, The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.		(investment companies) (five funds); since 2009; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Sterling Bancshares, Inc., since 2007; Communities in Schools, since 2007; American Telemedicine Association, since 2007; BioHouston, since 2006; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; The Harris Foundation, Inc., since 1998.

Richard C. Johnson Age: 72	Trustee (Since 2011)	Senior Counsel (retired), Baker Botts LLP (law firm), since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	4	The Endowment Funds (investment companies) (five funds) ; the Salient Absolute Return Funds (3 funds), since 2010.

G. Edward Powell Age: 74	Trustee, Lead Independent Trustee (Since 2011)	Principal, Mills & Stowell (private equity), since 2002; Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994 to 2002; Managing Partner, Price Waterhouse & Co. (Houston office), 1982 to 1994.	4	The Endowment Funds (investment companies) (five funds); Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009; the Salient Absolute Return Funds (3 funds), since 2010.

Scott E. Schwinger Age: 45	Trustee (Since 2011)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	4	The Endowment Funds (investment companies) (five funds); The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001; the Salient Absolute Return Funds (3 funds), since 2010.

Interested Trustees/Officers

Name and Age	Position(s) with Fund (Since)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
John A. Blaisdell(1) Age:50	Trustee (Since 2011)	Member, Investment Committee of the Adviser, since 2011; Managing Director of Salient, since 2002.	4	The Endowment Funds (investment companies) (five funds); the Salient Absolute Return Funds (3 funds).

Andrew B. Linbeck(1) Age: 46	Trustee (Since 2011)	Member, Investment Committee of the Adviser, since 2011; Managing Director of Salient, since 2002.	4	The Endowment Funds (investment companies) (five funds); the Salient Absolute Return Funds (3 funds).

Gregory A. Reid(1) Age: 45	Trustee, President and Chief Executive Officer (Since 2011)	Member, Investment Committee of the Adviser and its predecessor, since 2010; Managing Partner (Houston), Telemus Capital Partners, 2007-2010; Merrill Lynch Private Banking Group, until 2007.	1	N/A

A. Haag Sherman(1) Age: 45	Chairman (Since 2011)	Member, Investment Committee of the Adviser, since 2011; Managing Director of Salient, since 2002.	4	The Endowment Funds (investment companies) (five funds); PlainsCapital Corporation, since 2009; the Salient Absolute Return Funds (3 funds).

(1)	This person’s status as an “interested” Trustee arises from his affiliation with the Adviser.

Committees of the Board of Trustees

Our Board of Trustees has four standing committees: the Nominating Committee, the Compliance Committee, the Valuation Committee and the Audit Committee.

Nominating Committee

The Board of Trustees has formed a nominating committee (the “Nominating Committee”) that recommends nominations for membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, as well as their independence from the Adviser and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Fund’s Board. The Nominating Committee is composed of all Independent Trustees.

While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Fund’s Board, the Nominating Committee may consider and evaluate nominations properly submitted by common shareholders of the Fund. Nominations proposed by partners will be properly submitted for consideration by the Committee only if a partner submits a nomination in accordance with the procedures set forth in the charter of the Nominating Committee. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Compliance Committee

The Fund’s Board has formed a Compliance Committee that is responsible for meeting with the Fund’s Chief Compliance Officer (“CCO”) to review matters relating to compliance with the federal securities laws. The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under the Master Fund’s compliance program and operations. Messrs. Carroll, Powell and Johnson, each an Independent Trustee, constitute the Compliance Committee. Mr. Johnson is the chair of the Compliance Committee.

Valuation Committee

The Board’s Valuation Committee is responsible for overseeing the Fund’s valuation policy, making recommendations to the Fund’s Board on valuation-related matters, and overseeing implementation by the Adviser’s Valuation Committee of the Fund’s valuation policy and procedures. Ms. Bonding, Messrs. Schwinger and Johnson and Dr. Harris constitute the Board Valuation Committee. Mr. Schwinger is the chair of this Committee.

In addition, the Fund’s Board has authorized the establishment of the Adviser’s Valuation Committee consisting of Messrs. Blaisdell, Linbeck, Reid and Sherman (see “MANAGEMENT”), and additional officers of the Fund and representatives of the Adviser to serve as the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is not a Board committee. The function of the Adviser’s Valuation Committee, subject to oversight of the Board Valuation Committee and the Fund’s Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser’s Valuation Committee by the Adviser or the Administrator. The Adviser’s Valuation Committee has been assigned to act in accordance with the Fund’s valuation procedures as approved by the Fund’s Board and to report to such Board and the Board Valuation Committee. Changes in its membership are subject to Fund Board notification. The Board Valuation Committee reviews matters arising from considerations of the Adviser’s Valuation Committee.

Audit Committee

The Fund’s Board has formed an audit committee (the “Audit Committee”) that is responsible for meeting with the Fund’s independent auditors, the Administrator and corporate officers to review financial statements, reports, issues and compliance matters. The Audit Committee reports significant issues to the Board and makes recommendations regarding the selection, retention or termination of the auditors, evaluates their independence, and reviews their fees. Messrs. Carroll, Powell, Schwinger and Dr. Harris, each an Independent Trustee, constitute the Audit Committee. Mr. Powell is chair of the Audit Committee.

Trustee Compensation

Our Trustees and officers who are “interested persons” by virtue of their employment by Salient serve without any compensation from us. Each of our Independent Trustees receives a $15,000 annual retainer for serving as a trustee, such compensation to encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings, if any. In addition, the Independent Trustees are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

The following table sets forth estimated compensation to be paid by us to the Independent Trustees and officers during our first full fiscal year after commencement of operations. We have no retirement or pension plans.

Name of Trustee or Officer	Aggregate Compensation from Us	Total Compensation from Us and Fund Complex
Karen B. Bonding	$15,000	$35,000
Jonathan P. Carroll	$15,000	$35,000
Richard C. Johnson	$15,000	$35,000
Dr. Bernard A. Harris, Jr.	$15,000	$35,000
G. Edward Powell	$15,000	$35,000
Scott E. Schwinger	$15,000	$35,000

Security Ownership of Management

The following table sets forth the dollar range of our equity securities beneficially owned by our Trustees and equity securities in other investment companies overseen by the Trustees within the same family of investment companies beneficially owned by our Trustees as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in the Fund as of December 31, 2010(1)(2)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Fund Complex as of December 31, 2010(1)(2)
Independent Trustees
Karin B. Bonding	None	None
Jonathan P. Carroll	None	None
Dr. Bernard A. Harris	None	None
Richard C. Johnson	None	None
G. Edward Powell	None	None
Scott E. Schwinger	None	None
Trustees who are “Interested Persons” (2)
John A. Blaisdell	None	Over $100,000
Andrew B. Linbeck	None	Over $100,000
Gregory A. Reid	None	None
A. Haag Sherman	None	Over $100,000

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.
(2)	Includes the portion of investments made by the Salient Group beneficially owned and personal investments.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills

The Board of Trustees believes that each trustee has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as our Trustees in light of our business and structure. Each of the Trustees has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of the Trustees have served as a member of the board of other funds advised by Salient and its affiliates, other funds, public companies, or non-profit entities or other organizations other than us. They therefore have substantial boardroom experience and, in their service to us, have gained substantial insight as to our operation and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of shareholders.

In addition to the information provided in the charts above, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to shareholder interests.

John A. Blaisdell — Through his experience as a senior executive of financial organizations, Mr. Blaisdell contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds.

Karin B. Bonding, CFA — Through her role as a teacher and her insights on financial markets, Ms. Bonding contributes her experience in marketing to the Board. The Board also benefits from her experience as a member of the board of other funds.

Jonathan P. Carroll — Through his experience as the executive of business enterprises, Mr. Carroll contributes experience in overseeing financial and investment organizations to the Board. The Board also benefits from his experience as a member of the board of other funds.

Dr. Bernard A. Harris — Through his experience as a senior officer of and board member of financial and other organizations, Dr. Harris contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Richard C. Johnson — Through his experience as an attorney, Mr. Johnson contributes his insight and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds.

Andrew B. Linbeck — Through his experience as a senior executive of financial organizations, Mr. Linbeck contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds.

G. Edward Powell — Through his experience as a senior executive and accountant, Mr. Powell contributes his accounting and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Gregory A. Reid — Through his experience as a senior executive of financial organizations, Mr. Reid contributes his experience in the investment industry to the Board.

A. Haag Sherman — Through his experience as a senior executive of financial organizations, Mr. Sherman contributes his experience in the investment management industry to the Board. Mr. Sherman serves as the Chairman of the Board. The Board also benefits from his experience as a member of the board of other funds.

Scott E. Schwinger — Through his experience as a senior executive and financial officer of financial and business enterprises, Mr. Schwinger contributes his financial and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Board Leadership Structure

Our business and affairs are managed under the direction of our Board of Trustees, including the duties performed for us pursuant to our investment management agreement. Among other things, the Trustees set broad policies for the Fund, approve the appointment of the Fund’s investment adviser, administrator and officers, and approve the engagement (upon recommendation of the Audit Committee), and reviews the performance of, the Fund’s independent registered accounting firm. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund.

As part of each regular Board meeting, the Independent Trustees meet separately from our Adviser and, as part of at least one Board meeting each year, with the Fund’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

Under the Fund’s Bylaws, the Board of Trustees may designate a Chairman to preside over meetings of the Board of Trustees and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. The Fund does not have an established policy as to whether the Chairman of the Board shall be an Independent Trustee and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Fund and its shareholders.

Presently, A. Haag Sherman serves as Chairman of the Board and Gregory A. Reid serves as President and Chief Executive Officer. Each of Mr. Sherman and Mr. Reid is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of his employment relationship with our Adviser. The Fund believes that Mr. Sherman’s history with Salient’s investment platform and experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. Similarly, the Fund believes that Mr. Reid’s experience with Salient’s investment platform and extensive experience in the field of energy-related investments qualifies him to serve as President and Chief Executive Officer of the Fund. The Board has determined that the composition of the Audit and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Fund. The Board of Trustees believes that this Board leadership structure—a separate Chairman of the Board and Chief Executive Officer—is the optimal structure for the Fund at this time. Since the Chairman has the most extensive knowledge of the various aspects of the Fund’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Fund, the Board has determined that Mr. Sherman is the most qualified individual to lead the Board and to serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.

The Board has designated Mr. Powell as lead independent Trustee of the Fund. In this capacity, he will serve as liaison between the Independent Trustees and the Chairman, and perform such other duties as the Independent Trustees shall from time to time determine.

Board Role in Risk Oversight

The Board oversees the services provided by our Adviser, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Fund’s activities, including regarding the Fund’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Fund’s Chief Compliance Officer, who reports on the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Audit Committee’s meetings with the Fund’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Fund and our Adviser to receive reports regarding the management of the Fund, including certain investment and operational risks, and the Independent Trustees are encouraged to communicate directly with senior management.

The Fund believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Fund or Salient, its affiliates or other service providers.

CONTROL PERSONS

A control person is a person who beneficially owns more than 25% of the voting securities of a company. Our Adviser has provided the initial capitalization of the Fund and therefore is a control person because it is the sole shareholder of the Fund as of the date of this prospectus. However, it is anticipated that our Adviser will no longer be a control person once the offering is completed.

INVESTMENT ADVISER

Our Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our Trustees or officers if elected to such positions. Our Adviser is located at 4265 San Felipe, Suite 800, Houston, Texas 77027. Our Adviser is the product of the acquisition of RDG Capital LLC, a Houston-based asset management firm specializing in MLP investments. SPLP acquired RDG Capital LLC in January 2011 and renamed the company “Salient Capital Advisors, LLC.”

Our Adviser provides services pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by our Trustees including a majority of Independent Trustees or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Trustees or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Trustees or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misconduct, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.

In addition to our Adviser’s management fee, we pay all other costs and expenses of our operations, such as compensation of our Independent Trustees (but not those affiliated with Salient) and expenses related to Trustees’ meetings, custodian, transfer agency, administrative, accounting and disbursement expenses, legal fees, expenses associated with our Financial Leverage, expenses of independent auditors, marketing and certain advertising expenses, expenses of personnel including those who are affiliates of our Adviser’s reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of Distributions to investors.

A discussion regarding the basis for approval by the Board of Trustees of our Investment Management Agreement with our Advisor will be provided in our initial shareholders report. The basis for subsequent continuations of the Investment Management Agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

CODE OF ETHICS

We and our Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of our Adviser will be governed by the applicable code of ethics.

Our Adviser and its affiliates manage other investment companies and accounts. Our Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by our Adviser on our behalf. Similarly, with respect to our portfolio, our Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that our Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.

We and our Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from us free of charge at (800) 809-0525. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

PROXY VOTING PROCEDURES

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.

In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When our Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to our Advisor’s Proxy Voting Committee for a final decision. If our Adviser determines that such conflict prevents our Adviser from determining how to vote on the proxy proposal in our best interest, our Adviser will either (1) vote in accordance with a predetermined specific policy to the extent that the Adviser’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.

An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR database in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how Salient voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by our Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (800) 809-0525 (toll-free/collect), and (ii) on the SEC’s website at www.sec.gov.

Our Adviser has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•

The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•

The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•

The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes for proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•

The Adviser generally does not support shareholder social and environmental proposals, and may vote such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

PORTFOLIO MANAGER INFORMATION

The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of December 31, 2010. We pay our Adviser a management fee based on our average total assets.

Gregory A. Reid and Frank “Ted” Gardner are compensated by Salient through distributions in respect of profits interests in Salient, based on the amount of assets that they manage (including the Fund). Pursuant to such profits interests, Messrs. Reid and Gardner receive a portion of the advisory fees applicable to those accounts. Furthermore, Lee Partridge, who is Salient’s Chief Investment Officer, and who oversees risk management for the Fund, also has a profits interest in Salient, pursuant to which he receives a portion of the advisory fees applicable to certain accounts that he manages (including the Fund). With respect to certain accounts, such profits interests are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Gardner, Reid and Partridge may have investment strategies that are similar to ours. However, Salient manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of December 31, 2010. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Frank “Ted” Gardner	0	0	1	$110 million	93	$133 million
Gregory A. Reid	0	0	2	$127 million	270	$453 million
Lee Partridge	3	$100 million	8	$421 million	> 1,420	> $9.343 billion

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of December 31, 2010. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Frank “Ted” Gardner	0	0	1	$110 million	2	$54 million
Gregory A. Reid	0	0	2	$127 million	2	$54 million
Lee Partridge	0	0	3	$376 million	1	$8 billion

Messrs. Gardner, Reid and Partridge are compensated by the Adviser through partnership distributions from Salient based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Gardner, Reid and Partridge, have investment strategies that are similar to ours. However, Salient manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Messrs. Gardner, Reid and Partridge did not own any of our equity securities prior to this offering; however, through their limited partner interests in the parent company of the Adviser, which owned all our outstanding securities as of April 21, 2011 (with a value of approximately $100,000), Messrs. Gardner and Reid could be deemed to indirectly own a portion of our securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the oversight of the Board of Trustees, Salient is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Salient to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to our Adviser and its advisees. The best price to us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, Salient considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by Salient and/or its affiliates. If approved by our Board, Salient may select an affiliated broker-dealer to effect transactions in our Fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, Salient may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Salient determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Salient or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to Salient under the Investment Management Agreement are not reduced as a result of receipt by our Adviser of research services.

The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by Salient in servicing some or all of its accounts; not all of such services may be used by Salient in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Salient believes that such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between us and other advisory accounts, the main factors considered by Salient are the investment objective, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

LIMITATION ON LIABILITY OF TRUSTEES AND OFFICERS

The Fund is an organization of the type commonly known as a “Delaware statutory trust.” The Fund’s Declaration of Trust provides that the Trustees and officers of the Fund, in their capacity as such, will not be personally liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

Our Declaration of Trust authorizes us, to the maximum extent permitted by Delaware law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former trustee or officer or any individual who, while serving as our trustee or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a trustee, officer, partner, director, manager or member, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Our Bylaws obligate us, to the maximum extent permitted by Delaware law and subject to the requirements of the 1940 Act, to indemnify any present or former trustee or officer or any individual who, while serving as our trustee or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a trustee, officer, partner, director, manager or member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Declaration of Trust and Bylaws also permit us to indemnify and advance expenses to any individual who served any predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor, if any.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, our counsel.

Matters Addressed

This section and the discussion in our prospectus (see “Tax Matters”) provide a general summary of the material federal income tax consequences to the persons who purchase, own and dispose of our securities. It does not address all federal income tax consequences that may apply to an investment in our securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisers in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, (iii) persons whose functional currency is not the United States dollar, or (iv) persons that do not hold our securities as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

If a partnership (including an entity treated as a partnership for federal income tax purposes) holds our common shares, the tax treatment of a partner in a partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding our common shares should consult its tax advisers with respect to the purchase, ownership and disposition of our common shares. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

Taxation of the Company

We intend to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as we qualify, we (but not our shareholders) will not be subject to federal income tax on the part of our net ordinary income and net realized capital gains that we distribute to our shareholders. In order to qualify as a RIC for federal income tax purposes, we must meet three key tests, which are described below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify us from RIC tax treatment for the entire year. However, in certain situations we may be able to take corrective action within 30 days of the end of a quarter, or within 6 months of the end of a quarter if the failure is de minimis and certain other requirements are met, which would allow us to remain qualified.

The Income Test. At least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of shares or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to our business of investing in such shares, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent we hold interests in entities that are taxed as grantor trusts for federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

The Diversification Tests. We must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. We refer to these tests as the “Diversification Tests.”

The Annual Distribution Requirement. Our deduction for dividends paid to our shareholders during the taxable year must equal or exceed 90% of the sum of (i) our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) our net tax-exempt interest, if any (the excess of our gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, we may elect to treat as paid on the last day of the fiscal year all or part of any dividends that we declare after the end of our taxable year. Such dividends must be declared before the due date for filing our tax return, including any extensions. We intend to distribute at least annually substantially all of such income. We will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of our taxable year (which we intend to continue to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which we paid no federal income tax. We refer to this distribution requirement as the “Excise Tax Avoidance Requirement.” While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

A Distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by us during January of the following year. Any such Distributions paid during January of the following year will be deemed to be received on December 31 of the year the Distributions are declared, rather than when the Distributions are received.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a Distribution to our shareholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

In order to increase our investments in Master Limited Partnerships, we may invest in one or more taxable subsidiary C corporations that invest in Master Limited Partnerships. In addition, equity securities issued by certain non-traded limited partnerships (or other “pass-through” entities, such as grantor trusts) in which we invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we may form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships or other pass-through entities as reduced by income taxes paid by such subsidiaries.

Although we presently do not intend to do so, we are authorized to borrow funds and to sell assets in order to satisfy Distribution requirements. However, under the 1940 Act, we are not permitted to make Distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Description of Capital Structure.” Moreover, our ability to dispose of assets to meet our Distribution requirements may be limited by other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise

Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of our Investments

Certain of our investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these rules and prevent our disqualification as a RIC.

We intend to invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. We expect that these MLPs will be treated as “qualified publicly traded partnerships” (as defined in Section 851(h) of the Code). Accordingly, it is expected that the net income derived by us from such investments will qualify as “good income” for purposes of the 90% gross income test. If the MLPs in which we invest, however, do not qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for federal income tax purposes, the income derived by us from such investments may not qualify as “good income” under the 90% gross income test and, therefore, could adversely affect our status as a RIC.

The Master Limited Partnerships in which we intend to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by us from a Master Limited Partnership may not correspond to the amount of income allocated to us by the Master Limited Partnership in any given taxable year. If the amount of income allocated by a Master Limited Partnership to us exceeds the amount of cash received by us from such Master Limited Partnership, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, we may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

We intend to invest in Canadian income trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian income trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian income trusts in which we invest are treated as corporations for U.S. federal income tax purposes, the income and gain generated by us from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of our qualification as a RIC. Moreover, if the Canadian income trust is a PFIC (as defined below), we will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.

If the Canadian income trusts in which we invest are treated as partnerships for U.S. federal income tax purposes, the effect on the Company will depend on whether the Canadian income trust is a qualified publicly traded partnership (as described above) or not. If the Canadian income trust is a qualified publicly traded partnership, our investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian income trust, however, is not treated as a qualified publicly traded partnership, then the consequences to us of an investment in such Canadian income trust will depend upon the amount and type of income and assets of the Canadian income trust allocable to us. We intend to monitor our investments in Canadian income trusts to prevent our disqualification as a RIC.

Income received by us with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of our investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes.

Investments by us in certain “passive foreign investment companies” (“PFIC”) could subject us to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to us to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Shareholders.”

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of Shareholders

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. Distributions of our net capital gains (which are generally our net long-term capital gains in excess of net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains currently at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its common shares and regardless of whether paid in cash or reinvested in additional common shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2012, if the Distributions are attributable to common shares held by the U.S. shareholder for more than one year. To the extent that Distributions paid by us are attributable to dividends received by us from corporations; our Distributions may be eligible for the maximum tax rate of 15% currently applicable to qualified dividend income, or for the dividends received deduction, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2012.

Under the DRIP, a U.S. shareholder can have all cash distributions automatically reinvested in additional common shares. See “Distribution Reinvestment Plan.” Any Distributions reinvested under the DRIP will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted basis in the additional common shares purchased through the DRIP equal to the amount of the reinvested Distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” We cannot, however, treat any of our “investment company taxable income” as a “deemed distribution.” If we designate any of our retained capital gains as a deemed distribution, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for his, her or its common shares. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for federal income tax. A shareholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our shareholders and this may affect the shareholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each shareholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the Distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the dividend was declared.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of his, her or its common shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if the shareholder has held his, her or its shares for more than one year and such shares are held as capital assets. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition our common shares held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition our common shares may be disallowed if our common shares are purchased (whether through reinvestment of Distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum federal income tax rate of 15% (for taxable years beginning on or before December 31, 2012) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per Distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s Distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for treatment as “qualified dividends”). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. shareholder’s particular situation. To the extent that Distributions paid by us are attributable to dividends received by us from corporations, dividends distributed by us may be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2012.

Recently-enacted legislation requires certain U.S. shareholders who are individuals, estates or trusts to pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of shares for taxable years beginning after December 31, 2012. U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and disposition of our common shares.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28% from all taxable Distributions to any non-corporate U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability and may entitle such shareholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in our shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in our shares by a non-U.S. shareholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a non-U.S. shareholder are transformed into dividends that are subject to U.S. income tax as described below. Non-U.S. shareholders should consult their tax advisers before investing in our common shares.

Distributions of our “investment company taxable income” to non-U.S. shareholders (including interest income and the excess of net short-term capital gain over net long-term capital losses), will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the Distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the non-U.S. shareholder. In such latter case, the Distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the non-U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and we will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of our net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of our common shares, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the non-U.S. shareholder in the United States, or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on the non-U.S. shareholder’s sale of our common shares will be subject to federal income tax if we are or have been a “United States real property holding corporation” for federal income tax purposes at any time during the shorter of the five-year period ending on the date the non-U.S. shareholder sells our common shares and such common shareholder held more than 5% of our common shares at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of our common shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the DRIP, a non-U.S. shareholder can have all cash Distributions automatically reinvested in additional common shares. See “Distribution Reinvestment Plan.” If the Distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the non-U.S. shareholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common shares. If the Distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the Distribution will be reinvested in the DRIP and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. shareholders. The non-U.S. shareholder will have an adjusted basis in the additional common shares purchased through the DRIP equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. shareholder’s account.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Recently-enacted legislation generally imposes a U.S. withholding tax of 30% on payments to certain foreign entities, after December 31, 2012, of U.S.-source dividends and the gross proceeds from dispositions of shares that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of our common shares.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our shareholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications, or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, the NASDAQ Composite Index and other relevant indices and industry publications. Comparisons of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.

Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently, any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

Past performance is not indicative of future results. At the time owners of our securities sell our securities, they may be worth more or less than the original investment.

EXPERTS

Our financial statements dated April 21, 2011 appearing in this SAI, have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their report, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. KPMG LLP provides auditing services to us. The principal business address of KPMG LLP is 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

OTHER SERVICE PROVIDERS

U.S. Bank N.A., located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as our custodian. U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides certain administrative services for us. KPMG LLP, located at 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215 acts as our independent registered public accountant and audits our financial statements.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including amendments thereto, relating to our securities offered hereby, has been filed by us with the SEC. Our prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and our securities offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

Salient MLP and Energy Infrastructure Fund

Financial Statements

April 21, 2011

(With Report of Independent Registered

Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholder

Salient MLP and Energy Infrastructure Fund:

We have audited the accompanying statement of assets and liabilities of Salient MLP and Energy Infrastructure Fund (the Fund) as of April 21, 2011 and the related statement of operations for the one day period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Salient MLP and Energy Infrastructure Fund as of April 21, 2011, and the results of its operations for the one day period then ended in conformity with U. S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

April 29, 2011

Salient MLP and Energy Infrastructure Fund

Statement of Assets and Liabilities (in organization)

April 21, 2011

Assets
Cash	$100,000
Receivable from adviser	8,000
Deferred offering costs	310,851

Total Assets	418,851

Liabilities
Accrued offering costs	310,851
Accrued expenses	8,000

Total Liabilities	318,851

Net Assets	$100,000

Net Assets Consist of:
Par value ($0.01 par value; 40,000 shares authorized, 4,000 shares outstanding)	$40
Paid-in capital in excess of par value	$99,960

Net Assets	100,000

Net Asset Value per Share	$25.00

See accompanying notes to financial statements.

2

Salient MLP and Energy Infrastructure Fund

Statement of Operations (in Organization)

Period of April 21, 2011

Investment Income
Investment income	$—

Expenses
Organizational expenses	8,000

Total Expenses	8,000
Less: Fee waivers and expense reimbursements	(8,000)

Net Expenses	—

Net Investment Income	$—

See accompanying notes to financial statements.

3

Salient MLP and Energy Infrastructure Fund

Notes to Financial Statements

April 21, 2011

(1) ORGANIZATION

Salient MLP and Energy Infrastructure Fund (the “Fund”) is a newly-organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund has authorized 40,000 common shares of beneficial interest (“Shares”), which may be issued in more than one class or series. As of April 21, 2011, the Fund had no operations other than those actions relating to organizational matters, including the issuance of 4,000 shares for cash in the amount of $25 per share.

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions (“Distributions”) to shareholders. The Fund pursues its investment objective by investing at least 80% of the Fund’s total assets in securities of companies in the Midstream/Energy Sector, which consists of Midstream MLPs and Midstream Energy Infrastructure Companies.

The Board of Trustees (the “Board” and each member a “Trustee”) is authorized to engage an investment adviser and it has selected Salient Capital Advisors, LLC (the “Adviser”), to manage the Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts with service providers, which also provide for indemnifications by the Fund. The Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Fund.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Fund conform with U.S. generally accepted accounting principles (“GAAP”).

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

4

Salient MLP and Energy Infrastructure Fund

Notes to Financial Statements, continued

April 21, 2011

(c) FEDERAL INCOME TAXES

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code (“Code”) in order to qualify as a regulated investment company. If so qualified, the Fund will not be subject to Federal income tax to the extent it distributes all of its investment company taxable income and net capital gains to its Shareholders.

(d) USE OF ESTIMATES

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(e) ORGANIZATION AND OFFERING COSTS

Organization expenses consist primarily of costs to establish the Trust and enable it to legally conduct business. The Fund expenses organizational costs as incurred. The Adviser has agreed to reimburse the Fund for all organizational expenses. The receivable from Adviser on the Statement of Assets and Liabilities reflects the organization costs which will be reimbursed upon the commencement of operations of the Fund.

The Fund’s offering expenses (the “Offering Costs”) are accounted for as deferred costs until the commencement of operations. The Offering Costs consist primarily of legal fees in connection with the preparation of the initial registration statement. Upon commencement of operations, the Offering Costs will be charged against paid-in-capital.

(f) DISTRIBUTION TO SHAREHOLDERS

The Fund intends to make regular distributions to shareholders. Such Distributions will be determined by the Board and declared. The Fund expects to declare an initial Distribution approximately 90 days following completion of its offering.

The Fund will distribute net investment income and net realized long or short term capital gains in line with the requirements under Subchapter M of the Code so that the Fund will be treated as a RIC.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

5

Salient MLP and Energy Infrastructure Fund

Notes to Financial Statements, continued

April 21, 2011

(3) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

Under the terms of the investment management agreement between the Adviser and the Fund, the Adviser is entitled to receive a management fee at an annualized rate, based on the average monthly total assets of the Fund of 1.20%, accrued and payable monthly.

The Adviser has contractually agreed to waive and/or reimburse the Fund for its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly total assets for the first 24 months following the Fund’s initial public offering.

(4) SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of April 21, 2011.

6

PART C — Other Information

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

	Part A	None

	Part B	Financial statements dated April 21, 2011, notes thereto and the report of the Independent Registered Public Accounting Firm dated April 29, 2011

(2)	Exhibits

	(a)(1)	Certificate of Trust dated February 24, 2011 (1).

	(a)(2)	Agreement and Declaration of Trust dated February 24, 2011 (1).

	(b)	Bylaws (2).

	(c)	Not Applicable.

	(d)	See Exhibits (a)(1), (a)(2) and (b).

	(e)	Distribution Reinvestment Plan (2).

	(f)	Not Applicable.

	(g)	Investment Management Agreement between Registrant and Salient Capital Advisors, LLC (2).

	(h)(1)	Form of Underwriting Agreement filed herewith.

	(h)(2)	Form of Master Agreement Among Underwriters filed herewith.

	(h)(3)	Form of Master Selected Dealer Agreement filed herewith.

	(h)(4)	Form of Additional Compensation Agreement filed herewith.

	(i)	Not Applicable.

	(j)(1)	Custody Agreement between Registrant and U.S. Bank N.A. (3).

	(k)(1)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (3).

	(k)(2)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (3).

	(k)(3)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (3).

	(k)(4)	Form of Structuring Fee Agreement filed herewith.

	(k)(5)	Advisory Fee Waiver Agreement (2).

(l)(1)	Opinion and Consent of K&L Gates LLP filed herewith.

(l)(2)	Tax Opinion of K&L Gates LLP filed herewith.

(m)	Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm filed herewith.

(o)	Not Applicable

(p)	Subscription Agreement between Salient Capital Advisors, LLC and Registrant (2).

(q)	Not Applicable

(r)(1)	Code of Ethics of Registrant (2).

(r)(2)	Code of Conduct of Salient Capital Advisors, LLC (2).

(s)	Powers of Attorney filed herewith.

(1)	Incorporated by reference to exhibits filed with Registrant’s registration statement on Form N-2, as submitted to the Securities and Exchange Commission via EDGAR on March 7, 2011.
(2)	Incorporated by reference to exhibits filed with the second pre-effective amendment to the Registrant’s registration statement on Form N-2, as submitted to the Securities and Exchange Commission via EDGAR on May 4, 2011.
(3)	Incorporated by reference to exhibits filed with the fourth pre-effective amendment to the Registrant’s registration statement on Form N-2, as submitted to the Securities and Exchange Commission via EDGAR on May 23, 2011.

Item 26. Marketing Arrangements

Reference is made to (i) the form of Underwriting Agreement, the form of Master Agreement Among Underwriters and the form of Master Selected Dealer Agreement filed as Exhibit (h)(1), Exhibit (h)(2) and Exhibit (h)(3), respectively, to this Registration Statement, and (ii) the section in the prospectus which forms a part of this Registration Statement entitled “Underwriting” (Part A of the Registration Statement).

Item 27. Other Expenses and Distribution

The following table sets forth all expenses, other than underwriting discounts and commissions, to be incurred in connection with the offering described in this Registration Statement. All the amounts shown are estimates except for the SEC registration fee, the FINRA fee, and the NYSE listing fee.

Securities and Exchange Commission registration fee	$20,027
Printing and engraving expenses	$125,000
FINRA fee	$17,150
NYSE listing fees	$19,912
Accounting Fees and Expenses	$3,500
Legal fees and expenses	$500,000

Total	$685,589

SCA has agreed to pay all organizational expenses and the amount by which the aggregate of all of our offering costs exceeds $0.05 per share. Based on an offering of $200 million shares, all amounts above $400,000 of the total above would be paid by SCA.

Item 28. Persons Controlled by or Under Common Control

None

Item 29. Number of Holders of Securities

As of May 3, 2011, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Share, $0.01 par value per share	1

Item 30. Indemnification

The Registrant is an organization of the type commonly known as a “Delaware statutory trust.” The Registrant’s Declaration of Trust provides that the Trustees and officers of the Registrant, in their capacity as such, will not be personally liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Registrant’s Declaration of Trust authorizes the Registrant, to the maximum extent permitted by Delaware law and subject to the requirements of the 1940 Act, to obligate the Registrant to indemnify any present or former trustee or officer or any individual who, while serving as the Registrant’s trustee or officer and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a trustee, officer, partner, director, manager or member, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

The Registrant’s Bylaws obligate the Registrant, to the maximum extent permitted by Delaware law and subject to the requirements of the 1940 Act, to indemnify any present or former trustee or officer or any individual who, while serving as the Registrant’s trustee or officer and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a trustee, officer, partner, director, manager or member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Declaration of Trust and Bylaws also permit the Registrant to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant, if any.

In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

The information in the SAI under the caption “Management — Trustees and Officers” is hereby incorporated by reference.

Part B and Schedules A and D of Form ADV of the Adviser (SEC File No. 028-14184), incorporated herein by reference, sets forth the officers of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

Item 32. Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its adviser, custodian, transfer agent, administrator and fund accountant.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of its common shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not Applicable.

3. Not Applicable.

4. Not Applicable.

5. The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Houston, and State of Texas, on the 25th day of May, 2011.

Salient MLP & Energy Infrastructure Fund

/s/ Gregory A. Reid
Gregory A. Reid, Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act, this amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*	Trustee	May 25, 2011
A. Haag Sherman

*	Trustee	May 25, 2011
John A. Blaisdell

*	Trustee
Karin B. Bonding		May 25, 2011

*	Trustee	May 25, 2011
Jonathan P. Carroll

*	Trustee	May 25, 2011
Dr. Bernard A. Harris, Jr.

*	Trustee	May 25, 2011
Richard C. Johnson

*	Trustee	May 25, 2011
Andrew B. Linbeck

*	Trustee	May 25, 2011
G. Edward Powell

*	Trustee	May 25, 2011
Scott E. Schwinger

/s/ Gregory A. Reid	Chief Executive Officer and Trustee	May 25, 2011
Gregory A. Reid

/s/ John E. Price	Principal Financial Officer	May 25, 2011
John E. Price

*By:	/s/ John E. Price
John E. Price
(as Attorney-in-Fact)

SIGNATURES

Salient MLP & Energy Infrastructure Fund, Inc. has duly caused this amended Registration Statement of Salient MLP & Energy Infrastructure Fund to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, and State of Texas, on the 25th day of May 2011.

Salient MLP & Energy Infrastructure Fund, Inc.

/s/ Gregory A. Reid
Gregory A. Reid, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act, this amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* A. Haag Sherman	Director	May 25, 2011

* John A. Blaisdell	Director	May 25, 2011

* Karin B. Bonding	Director	May 25, 2011

* Jonathan P. Carroll	Director	May 25, 2011

* Dr. Bernard A. Harris, Jr.	Director	May 25, 2011

* Richard C. Johnson	Director	May 25, 2011

* Andrew B. Linbeck	Director	May 25, 2011

* G. Edward Powell	Director	May 25, 2011

* Scott E. Schwinger	Director	May 25, 2011

/s/ Gregory A. Reid Gregory A. Reid	Chief Executive Officer and Director	May 25, 2011

/s/ John E. Price John E. Price	Principal Financial Officer	May 25, 2011

*By:	/s/ John E. Price
John E. Price
(as Attorney-in-Fact)

Index to Exhibits

(h)(1)	Form of Underwriting Agreement

(h)(2)	Form of Master Agreement Among Underwriters

(h)(3)	Form of Master Selected Dealer Agreement

(h)(4)	Form of Additional Compensation Agreement

(k)(4)	Form of Structuring Fee Agreement

(l)(1)	Opinion and Consent of K&L Gates LLP

(l)(2)	Tax Opinion of K&L Gates LLP

(n)	Consent of Independent Registered Public Accounting Firm

(s)	Powers of Attorney